Goldman Sachs Funds
VALUE EQUITY FUNDS Annual Report August 31,2002
Long-term capital appreciation
potential through portfolios
of quality businesses that
are believed to be undervalued.

Market Review
Dear Shareholder: The year under review represented a time of great change in which the equity markets were tested by a number of factors including large-scale corporate governance scandals, a continuous stream of earnings disappointments and rising geopolitical risk. From Recovery to Uncertainty As the fiscal year began, the events of September 11 quickly dashed expectations of a long-awaited economic recovery, throwing the markets into a state of turmoil. In an effort to stabilize the economy, the Federal Reserve Board reduced short-term interest rates aggressively during the fourth quarter of 2001, bringing the federal funds rate to 1.75%—its lowest level since the Kennedy Administration. Historically low levels of interest rates stimulated consumer spending, driving housing and auto sales to record levels. Lower rates also resulted in increases in mortgage refinancings, which had the effect of putting more cash in consumers’ pockets. Robust consumer spending combined with declining oil prices and the rapid success of U.S. armed forces in Afghanistan boosted investor confidence in the fourth quarter of 2001, providing a catalyst to stock market improvement that continued through year end. GDP for the fourth quarter grew at a solid pace of 2.7%.
Equity Market Struggles Begin in Earnest In a surprising show of strength, GDP for the first quarter of 2002 grew at a rate of 5.0%—driven largely by increases in manufacturing production orders as companies that had previously cut production in the face of falling demand began to rebuild depleted inventories. This positive news was overshadowed, however, by the series of highly publicized accounting scandals in which a number of large, well-respected corporations admitted to fraudulent accounting practices and earnings overstatements in the billions of dollars. Investors reacted with panic, bidding the stock prices of such companies down by as much as 95% in some cases. Even stocks with sound accounting practices were deemed guilty by association as entire sectors declined at once. The markets witnessed a renewed demand for conservative, fundamentally sound companies with steady dividend yields, demonstrated earnings growth and positive cash flows.
Concerns about corporate governance issues escalated throughout the year, as additional evidence kept existing scandals in the limelight. Downside earnings guidance from companies across a range of sectors contributed to the equity market malaise, as did news of a sharp decline in GDP growth for the second quarter, which fell to 1.1%. News of a slowing economy drove stocks in economically sensitive sectors such as technology, telecommunications and consumer discretionary down further. As a result of these factors, the third quarter of 2002 marked the worst equity market performance since the fourth quarter of 1987.
In spite of the gloom permeating the stock market, we believe the economy is soundly positioned for a gradual recovery over the next 12 months. With interest rates at historic lows, inflation in check and consumer spending remaining strong, a solid foundation is in place for future growth. In the months ahead, we expect equity market returns to stabilize and much of today’s uncertainty to subside as corporate governance issues are resolved and as companies begin to show improvements in profitability once again.
As always, we appreciate your investment in the Goldman Sachs Funds and look forward to continuing to serve your financial needs in the years to come. NOT FDIC INSURED Sincerely, May Lose Value No Bank Guarantee David W. Blood Head, Goldman Sachs Asset Management
September 10, 2002

GOLDMAN SACHS VALUE EQUITY FUNDS

What Differentiates Goldman Sachs' Value Equity Investment Process?

Through independent fundamental research, Goldman Sachs' Value Equity Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

GOLDMAN SACHS' VALUE EQUITY INVESTMENT PROCESS


1
EMPHASIZE FIRSTHAND FUNDAMENTAL RESEARCH
2
BUY WELL-POSITIONED BUSINESSES
3
BUY BUSINESSES THAT REPRESENT VALUE

1 EMPHASIZE FIRSTHAND FUNDAMENTAL RESEARCH

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes:

- Meetings with management teams and on-site company visits
- Industry-specific, proprietary financial and valuation models
- Assessment of management quality
- Analysis of each company's competitive position and industry dynamics
- Interviews with competitors, suppliers and customers

2 BUY WELL-POSITIONED BUSINESSES

We only buy companies with sustainable operating advantages. For us, this means companies that:

- Offer above-average returns on capital and discretionary cash flow
- Operate in niche areas or have strong franchises with economies of scale
- Have management acting in alignment with shareholder interests

3 BUY BUSINESSES THAT REPRESENT VALUE

We only buy companies that represent value opportunities. For us, this means companies that:

- Are underpriced in the public markets relative to their long-term cash generation capability
- Offer attractive long-term risk/reward profiles

RESULT

Value portfolios that offer:

- Capital appreciation potential as each company's true value is recognized in the marketplace
- Capitalization-specific diversification
- Style consistency

1

FUND BASICS

Large Cap Value Fund

as of August 31, 2002

Assets Under Management

$326.8 Million

Number of Holdings

82

NASDAQ SYMBOLS

Class A Shares

GSLAX

Class B Shares

GSVBX

Class C Shares

GSVCX

Institutional Shares

GSLIX

Service Shares

GSVSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	-9.12%	-13.14%
Class B	-9.80	-13.14
Class C	-9.80	-13.14
Institutional	-8.73	-13.14
Service	-9.03	-13.14

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The unmanaged Russell 1000 Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-12.15%	-12.39%	-8.70%	-6.75%	-6.97%
Since Inception (12/15/99)	-2.41	-2.19	-1.04	0.09	-0.22

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[4]

Holding	% of Total Net Assets	Line of Business
Citigroup, Inc.	3.4%	Banks
Bank of America Corp.	3.3	Banks
Exxon Mobil Corp.	2.9	Energy Resources
Freddie Mac	2.9	Financial Services
Philip Morris Companies, Inc.	2.7	Tobacco
General Dynamics Corp.	2.5	Defense/Aerospace
The Procter & Gamble Co.	2.3	Home Products
Kimberly-Clark Corp.	2.2	Home Products
Wells Fargo & Co.	2.2	Banks
XL Capital Ltd.	2.2	Property Insurance

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

2

Large Cap Value Fund Dear Shareholder: This report provides a summary of the performance of the Goldman Sachs Large Cap Value Fund for the one-year period that ended August 31, 2002. Performance Review Over the one-year period that ended August 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -9.12%, -9.80%, -9.80%, -8.73%, and -9.03%, respectively. These returns compare to the -13.14% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index. As these returns indicate, it has been a difficult investment environment. While the Fund outperformed its benchmark on a relative basis, it was unable to avoid the weakness that permeated the financial markets. The second half of 2001 was characterized by mixed economic signals and uncertainty regarding the prospects for a rebound in corporate profits. In the wake of Enron, investor scrutiny of corporate accounting practices discredited financial engineering, devastated certain companies, and put a damper on the outlook for others. The first half of 2002 and beyond was marked by a defensive mood, as the markets absorbed the shock of escalating violence in the Middle East and higher oil prices. Furthermore, the market was characterized by investor skepticism brought on by corporate earnings disappointments, further concerns over accounting issues, and fear of additional terrorist attacks. Companies with challenging cash flow outlooks suffered severely, as investors were unwilling to stand by those businesses that overbuilt capacity in the past few years and are now facing severe competitive pricing issues. Portfolio Composition Our quality bias has served us well in this uncertain, turbulent environment. Our research-driven approach focuses on large-cap companies with financial strength. This was exemplified by firms having strong balance sheets and the ability to generate excess cash flow. This strategy has provided a foundation for underlying stock prices and has frequently led us to companies that were well positioned in their respective industries. Portfolio Highlights During the period, the Fund was not able to escape the overall weakness in the equity market. In times when the market lacks visibility, it is important to know what you own. In-depth financial analysis and understanding the numbers are absolutely essential in this environment. While the Fund’s return was negative during the period, our research helped us to avoid investing in high profile failures. When looking at how our portfolios are positioned, a few consistent themes are prevalent — an emphasis on cash flow and balance sheet strength, as well as on management teams that have experience in running businesses in difficult environments. Following are several notable performers held by the Fund during this difficult environment. 3

Circuit City Stores, Inc. — Circuit City Stores, Inc. was the Fund’s top performer during the period. The company’s valuation relative to its peers became very attractive late in the third quarter of 2001 and our detailed analysis of their credit card business, coupled with the strength of their management, found it to be less risky than most investors had anticipated. The company experienced strong sales in electronics and improved same-store comparisons. We have subsequently eliminated the stock from the Fund’s portfolio, as its valuation level clearly exceeded our targets. RenaissanceRe Holdings Ltd. — RenaissanceRe Holdings Ltd. was another strong contributor to performance during the past year. The company has been well positioned to benefit from the upward pricing trend in the property/casualty reinsurance industry due to its strong capital base. In addition, the firm’s management is well regarded for being disciplined underwriters, and they have sustained very high returns over the six-year public history of the company. Countrywide Credit Industries, Inc. — Countrywide Credit Industries, Inc., the largest independent mortgage lender, was a strong holding in the Fund over the past year. The company’s profits rose more than expected as lower interest rates led to increased home sales and mortgage refinancing. Mortgage companies were benefiting from home loan rates that reached 30-year lows. Outlook We expect continued market volatility for the remainder of 2002, due to concerns over earnings, further accounting issues, and fear of terrorism. We believe the best way to navigate through an uncertain market is through solid fundamental research. Comprehensive financial analysis and understanding the numbers are absolutely essential in this environment. We believe we are particularly well suited to identify these opportunities. Our team is structured around “centers of excellence,” whereby each team member has industry/sector-specific responsibility. Not only does this provide more in-depth industry expertise but allows each of us to be more focused in our search for undervalued situations. As always, we appreciate your investment and look forward to earning your continued confidence. Goldman Sachs Value Investment Team New York, September 10, 2002 4

FUND BASICS

Growth and Income Fund

as of August 31, 2002

Assets Under Management

$385.6 Million

Number of Holdings

83

NASDAQ SYMBOLS

Class A Shares

GSGRX

Class B Shares

GSGBX

Class C Shares

GSGCX

Institutional Shares

GSIIX

Service Shares

GSGSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	-7.74%	-17.99%
Class B	-8.42	-17.99
Class C	-8.42	-17.99
Institutional	-7.36	-17.99
Service	-7.80	-17.99

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The S&P 500 Index (with dividends reinvested) is the Standard & Poor's 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-12.97%	-13.15%	-9.50%	-7.55%	-7.98%
Five Years	-3.81	-3.82	N/A	-2.29	-2.79[4]
Since Inception	6.93 (2/5/93)	2.53 (5/1/96)	-4.96 (8/15/97)	3.43 (6/3/96)	7.52[4] (2/5/93)

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

[4] *Performance data for Service Shares prior to March 6, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Growth and Income Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Services Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[5]

Holding	% of Total Net Assets	Line of Business
Bank of America Corp.	3.7%	Banks
Philip Morris Companies, Inc.	3.1	Tobacco
Exxon Mobil Corp.	2.9	Energy Resources
ConAgra Foods, Inc.	2.9	Food & Beverage
Citigroup, Inc.	2.8	Banks
Freddie Mac	2.5	Financial Services
H.J. Heinz Co.	2.3	Food & Beverage
Kimberly-Clark Corp.	2.2	Home Products
General Dynamics Corp.	2.2	Defense/Aerospace
U.S. Bancorp	2.2	Banks

[5] *The top 10 holdings may not be representative of the Fund's future investments.*

5

Growth and Income Fund
Dear Shareholder, This report provides a summary of the performance of the Goldman Sachs Growth and Income Fund for the one-year period that ended August 31, 2002.
Performance Review Over the one-year period that ended August 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -7.74%, -8.42%, -8.42%, -7.36%, and -7.80%, respectively. These returns compare to the -17.99% cumulative total return of the Fund’s benchmark, the S&P 500 Index. As these returns indicate, it has been a difficult investment environment. While the Fund significantly outperformed its benchmark on a relative basis, it was unable to avoid the weakness that permeated the financial markets.
The second half of 2001 was characterized by mixed economic signals and uncertainty regarding the prospects for a rebound in corporate profits. In the wake of Enron, investor scrutiny of corporate accounting practices discredited financial engineering, devastated certain companies, and put a damper on the outlook for others. The first half of 2002 and beyond was marked by a defensive mood, as the markets absorbed the shock of escalating violence in the Middle East and higher oil prices. Furthermore, the market was characterized by investor skepticism brought on by corporate earnings disappointments, further concerns over accounting issues, and fear of additional terrorist attacks. Companies with challenging cash flow outlooks suffered severely, as investors were unwilling to stand by those businesses that overbuilt capacity in the past few years and are now facing severe competitive pricing issues.
Portfolio Composition Our quality bias has served us well in this uncertain, turbulent period. Our research-driven approach focuses on large-cap companies with financial strength. This was exemplified by firms having strong balance sheets and the ability to generate excess cash flow. This strategy has provided a foundation for underlying stock prices and has frequently led us to companies that were well positioned in their respective industries.
Portfolio Highlights During the period, the Fund was not able to escape the overall weakness in the equity market. In times when the market lacks visibility, it is important to know what you own. In-depth financial analysis and understanding the numbers are absolutely essential in this environment. While the Fund’s return was negative during the period, our research helped us avoid investing in high profile failures. When looking at how our portfolios are positioned, a few consistent themes are prevalent — an emphasis on cash flow and balance sheet strength, as well as on management teams that have experience in running businesses in difficult environments. Following are several notable performers held by the Fund during this difficult environment.

Microsoft Corp. — Microsoft Corp. (Microsoft), the worldwide leader in software, services and Internet technologies for personal and business computing, was the top contributor to performance over the past year. We were opportunistic when buying the company for the Fund, considering the volatility in the technology sector. Investors were particularly optimistic about the company’s prospects around the holiday season when Internet commerce surged and Microsoft released an extensive portfolio of games as demand for its Xbox video game system grew.
RenaissanceRe Holdings Ltd. — RenaissanceRe Holdings Ltd. was another strong contributor to performance over the past year. The company has been well positioned to benefit from the upward pricing trend in the property/casualty reinsurance industry, due to its strong capital base. In addition, the firm’s management is well regarded for being disciplined underwriters, and they have sustained very high returns over the six-year public history of the company.
Bank of America Corp. — Bank of America Corp. (Bank of America), the largest holding in the Fund, was a strong contributor over the past year. Through its banking subsidiaries and various non-banking subsidiaries, the company provides a diversified range of banking and non-banking financial services and products. The company has been experiencing earnings- per-share growth, helped by its diverse mix of businesses. Bank of America continues to find ways to expand its asset base and strengthen its relationships with current customers.
Outlook We expect continued market volatility for the remainder of 2002, due to concerns over earnings, further accounting issues, and fear of terrorism. We believe the best way to navigate through an uncertain market is through solid fundamental research. Comprehensive financial analysis and understanding the numbers are absolutely essential in this environment. We believe we are particularly well suited to identify these opportunities. Our team is structured around “centers of excellence,” whereby each team member has industry/sector-specific responsibility. Not only does this provide more in-depth industry expertise but allows each of us to be more focused in our search for undervalued situations.
We thank you for your investment and look forward to earning your continued confidence.
Goldman Sachs Value Investment Team
New York, September 10, 2002

FUND BASICS

Mid Cap Value Fund

as of August 31, 2002

Assets Under Management

$791.7 Million

Number of Holdings

91

NASDAQ SYMBOLS

Class A Shares

GCMAX

Class B Shares

GCMBX

Class C Shares

GCMCX

Institutional Shares

GSMCX

Service Shares

GSMSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	2.67%	-4.87%
Class B	1.90	-4.87
Class C	1.87	-4.87
Institutional	3.05	-4.87
Service	2.55	-4.87

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell Midcap Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect the deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	4.31%	4.40%	8.47%	10.82%	10.27%
Five Years	N/A	N/A	N/A	10.15	N/A
Since Inception	7.35 (8/15/97)	7.43 (8/15/97)	7.84 (8/15/97)	14.72 (8/1/95)	8.97 (7/18/97)

[3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[4]

Holding	% of Total Net Assets	Line of Business
Pioneer Natural Resources Co.	2.5%	Energy Resources
Ocean Energy, Inc.	2.4	Energy Resources
Energy East Corp.	2.2	Electrical Utilities
Praxair, Inc.	2.1	Chemicals
Pentair, Inc.	2.0	Industrial Parts
American Standard Companies, Inc.	2.0	Industrial Parts
PartnerRe Ltd.	1.9	Property Insurance
Harrah's Entertainment, Inc.	1.9	Hotel
Republic Services, Inc.	1.9	Environmental Services
UST, Inc.	1.8	Tobacco

[4] The top 10 holdings may not be representative of the Fund's future investments.

8

P O R T F O L I O R E S U L T S Mid Cap Value Fund Dear Shareholder, This report provides a summary of the performance of the Goldman Sachs Mid Cap Value Fund for the one-year period that ended August 31, 2002. Performance Review Over the one-year period that ended August 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 2.67%, 1.90%, 1.87%, 3.05%, and 2.55%, respectively. These returns compare to the -4.87% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index. The second half of 2001 was characterized by mixed economic signals and uncertainty regarding the prospects for a rebound in corporate profits. In the wake of Enron, investor scrutiny of corporate accounting practices discredited financial engineering, devastated certain companies, and put a damper on the outlook for others. The first half of 2002 and beyond was marked by a defensive mood, as the markets absorbed the shock of escalating violence in the Middle East and higher oil prices. Furthermore, the market was characterized by investor skepticism brought on by corporate earnings disappointments, further concerns over accounting issues, and fear of additional terrorist attacks. Companies with challenging cash flow outlooks suffered severely, as investors were unwilling to stand by those businesses that overbuilt capacity in the past few years and are now facing severe competitive pricing issues. Portfolio Composition Throughout the reporting period, our research-driven approach continued to focus on mid-cap companies with financial strength. This was exemplified by firms having strong balance sheets and the ability to generate excess cash flow. This strategy has provided a foundation for underlying stock prices and has frequently led us to companies that were well positioned in their respective industries. Portfolio Highlights In times when the market lacks visibility, it is important to know what you own. In-depth financial analysis and understanding the numbers are absolutely essential in this environment. Throughout the period, our research helped us to avoid investing in high profile failures. When looking at how our portfolios are positioned, a few consistent themes are prevalent — an emphasis on cash flow and balance sheet strength, as well as on management teams that have experience in running businesses in difficult environments. Following are several notable performers held by the Fund during the reporting period. Harrah’s Entertainment, Inc. — Harrah’s Entertainment, Inc. (Harrah’s), a leading consumer marketing company in the gaming industry, was a top contributor to performance during the period. The company has benefited from its diverse market presence, despite weaker consumer spending. Harrah’s exists in markets other than the traditional gambling market, which has allowed it to capitalize on a larger consumer base than its competitors. 9

P O R T F O L I O R E S U L T S
Pioneer Natural Resources Co. — Pioneer Natural Resources Co. (Pioneer), the Fund’s largest holding, was another top contributor to performance. Pioneer, an oil and gas exploration and production company in the Energy Resources sector, performed well primarily due to positive returns from new wells.
Fortune Brands, Inc. — Fortune Brands, Inc., a premier home, office, and other consumer goods manufacturer, enhanced Fund results during the past year. The company has been experiencing strong order growth and successful new product offerings that enabled it to stay on target for its annual projections. Although this company performed well over the reporting period, it has since been eliminated from the Fund’s portfolio.
Outlook We expect continued market volatility for the remainder of 2002, due to concerns over earnings, further accounting issues, and fear of terrorism. We believe the best way to navigate through an uncertain market is through solid fundamental research. Comprehensive financial analysis and understanding the numbers is absolutely essential in this environment. We believe we are particularly well suited to identify these opportunities. Our team is structured around “centers of excellence,” whereby each team member has industry/sector-specific responsibility. Not only does this provide more in-depth industry expertise but allows each of us to be more focused in our search for undervalued situations.
We thank you for your investment and look forward to earning your continued confidence.
Goldman Sachs Value Investment Team
New York, September 10, 2002
10

FUND BASICS

Small Cap Value Fund

as of August 31, 2002

Assets Under Management

$589.3 Million

Number of Holdings

176

NASDAQ SYMBOLS

Class A Shares

GSSMX

Class B Shares

GSQBX

Class C Shares

GSSCX

Institutional Shares

GSSIX

Service Shares

GSSSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	-2.34%	-5.60%
Class B	-3.11	-5.60
Class C	-3.29	-5.60
Institutional	-1.91	-5.60
Service	-2.43	-5.60

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Russell 2000 Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	6.05%	6.32%	10.12%	12.69%	12.12%
Five Years	7.85	7.89	N/A	N/A	8.97[4]
Since Inception	11.71 (10/22/92)	10.11 (5/1/96)	7.87 (8/15/97)	9.15 (8/15/97)	12.30[4] (10/22/92)

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

[4] *Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[5]

Holding	% of Total Net Assets	Line of Business
Commercial Metals Co.	1.5%	Mining
Northwest Natural Gas Co.	1.4	Gas Utilities
The Dial Corp.	1.4	Home Products
Caraustar Industries, Inc.	1.4	Forest
Packaging Corp. of America	1.1	Forest
Federal Agricultural Mortgage Corp. Class C	1.1	Financial Services
Lydall, Inc.	1.0	Industrial Parts
El Paso Electric Co.	1.0	Electrical Utilities
Prentiss Properties Trust	1.0	Office Industrial
Evergreen Resources, Inc.	1.0	Energy Resources

[5] *The top 10 holdings may not be representative of the Fund's future investments.*

11

P O R T F O L I O R E S U L T S
Small Cap Value Fund
Dear Shareholder, This report provides a summary of the performance of the Goldman Sachs Small Cap Value Fund for the one-year period that ended August 31, 2002.
Performance Review Over the one-year period that ended August 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -2.34%, -3.11%, -3.29%, -1.91%, and -2.43%, respectively. These returns compare to the -5.60% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index. As these returns indicate, it has been a difficult investment environment. While the Fund outperformed its benchmark on a relative basis, it was unable to avoid the weakness that permeated the financial markets.
The second half of 2001 was characterized by mixed economic signals and uncertainty regarding the prospects for a rebound in corporate profits. In the wake of Enron, investor scrutiny of corporate accounting practices discredited financial engineering, devastated certain companies, and put a damper on the outlook for others. The first half of 2002 and beyond was marked by a defensive mood, as the markets absorbed the shock of escalating violence in the Middle East and higher oil prices. Furthermore, the market was characterized by investor skepticism brought on by corporate earnings disappointments, further concerns over accounting issues, and fear of additional terrorist attacks. Companies with challenging cash flow outlooks suffered severely, as investors were unwilling to stand by those businesses that overbuilt capacity in the past few years and are now facing severe competitive pricing issues.
Portfolio Composition Throughout the reporting period our research-driven approach continued to focus on small-cap companies with financial strength. This was exemplified by firms having strong balance sheets and the ability to generate excess cash flow. This strategy has provided a foundation for underlying stock prices and has frequently led us to companies that were well positioned in their respective industries.
Portfolio Highlights During the period, the Fund was not able to escape the overall weakness in the equity market. In times when the market lacks visibility, it is important to know what you own. In-depth financial analysis and understanding the numbers are absolutely essential in this environment. While the Fund’s return was negative during the period, our research helped us avoid investing in high profile failures. When looking at how our portfolios are positioned, a few consistent themes are prevalent — an emphasis on cash flow and balance sheet strength, as well as on management teams that have experience in running businesses in difficult environments. Following are several notable performers held by the Fund during this difficult environment.
12

P O R T F O L I O R E S U L T S
AGCO Corp. — AGCO Corp. (AGCO), a manufacturer and distributor of agriculture equipment, was the Fund’s top contributor during the reporting period. AGCO benefited from the beginnings of an upturn in crop prices, which is helping to lead to an improvement in the financial condition of farmers. Also, the firm’s management is committed to reducing costs and focusing on improving customer service.
Pier 1 Imports, Inc. and Urban Outfitters, Inc. — Strong stock selection helped Consumer Cyclicals to be a top contributing sector for the Fund. Holdings such as Pier 1 Imports, Inc. (Pier 1) and Urban Outfitters, Inc. (Urban Outfitters) were examples of stocks in this area that enhanced results. Pier 1, a specialty retailer, and Urban Outfitters, a general merchandise retailer and clothing wholesaler, both saw stronger-than-expected same-store sales. In addition, Pier 1 continues to benefit from well-managed expenses, and the management team at Urban Outfitters is dedicated to margin improvement. Although Urban Outfitters performed well over the reporting period, it has since been eliminated from the Fund’s portfolio.
ShopKo Stores, Inc. — ShopKo Stores, Inc. (ShopKo), a customer lifestyle-driven specialty discount retailer, was another top contributor to performance. The firm has shown an increase in comparable same-store sales. In addition, we believe ShopKo has benefited from its continuing improvements in per-store profitability as well as balance sheet quality. ShopKo has a relatively new management team that is very focused on return of shareholder value.
Outlook We expect continued market volatility for the remainder of 2002, due to concerns over earnings, further accounting issues, and fear of terrorism. We believe the best way to navigate through an uncertain market is through solid fundamental research. Comprehensive financial analysis and understanding the numbers are absolutely essential in this environment. We believe we are particularly well suited to identify these opportunities. Our team is structured around “centers of excellence,” whereby each team member has industry/sector-specific responsibility. Not only does this provide more in-depth industry expertise but allows each of us to be more focused in our search for undervalued situations.
We thank you for your investment and look forward to earning your continued confidence.
Goldman Sachs Value Investment Team
New York, September 10, 2002
13

 GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on December 15, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares may vary from Class A Shares due to differences in fees and loads.

Large Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 15, 1999 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	One Year

Class A (commenced December 15, 1999)
Excluding sales charges	-2.53%	-9.12%
Including sales charges	-4.53%	-14.08%

Class B (commenced December 15, 1999)
Excluding contingent deferred sales charges	-3.28%	-9.80%
Including contingent deferred sales charges	-4.36%	-14.31%

Class C (commenced December 15, 1999)
Excluding contingent deferred sales charges	-3.31%	-9.80%
Including contingent deferred sales charges	-3.31%	-10.70%

Institutional Class (commenced December 15, 1999)	-2.20%	-8.73%

Service Class (commenced December 15, 1999)	-2.52%	-9.03%

GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 98.8%

Airlines – 1.1%
254,655	Southwest Airlines Co.	$3,618,648

Alcohol – 1.8%
109,093	Anheuser-Busch Companies, Inc.	5,799,384

Apartment – 1.2%
142,950	Equity Residential Properties Trust	3,991,164

Apparel – 0.7%
59,450	Jones Apparel Group, Inc.*	2,145,551

Banks – 16.6%
154,560	Bank of America Corp.	10,831,565
133,435	Banknorth Group, Inc.	3,479,985
342,742	Citigroup, Inc.	11,224,801
205,479	J.P. Morgan Chase & Co.	5,424,646
33,130	M&T Bank Corp.	2,842,554
142,236	Mellon Financial Corp.	3,932,825
246,657	U.S. Bancorp.	5,300,659
107,325	Wachovia Corp.	3,954,926
137,092	Wells Fargo & Co.	7,154,831

		54,146,792

Brokers – 1.4%
128,176	Merrill Lynch & Co., Inc.	4,642,535

Chemicals – 2.0%
77,950	E.I. du Pont de Nemours & Co.	3,142,164
62,395	Praxair, Inc.	3,495,992

		6,638,156

Clothing – 1.1%
175,150	The TJX Companies, Inc.	3,464,467

Computer Hardware – 0.7%
151,450	Apple Computer, Inc.*	2,233,888

Computer Software – 1.5%
32,035	International Business Machines, Inc.	2,414,798
48,700	Microsoft Corp.*	2,390,196

		4,804,994

Defense/Aerospace – 3.9%
103,525	General Dynamics Corp.	8,141,206
74,725	United Technologies Corp.	4,437,918

		12,579,124

Department Store – 0.9%
63,725	Federated Department Stores, Inc.*	2,287,728
25,643	The May Department Stores Co.	752,109

		3,039,837

Drugs – 3.5%
147,300	Pfizer, Inc.	4,872,684
95,044	Pharmacia Corp.	4,153,423
109,038	Schering-Plough Corp.	2,516,597

		11,542,704

Electrical Utilities – 4.2%
59,900	Duke Energy Corp.	1,607,117
78,528	Entergy Corp.	3,313,096
60,448	Exelon Corp.	2,830,176
80,702	FirstEnergy Corp.	2,663,166
28,600	FPL Group, Inc.	1,632,488
57,000	The Southern Co.	1,650,720

		13,696,763

Energy Resources – 9.1%
149,100	BP PLC ADR	6,977,880
266,592	Exxon Mobil Corp.	9,450,686
295,075	Ocean Energy, Inc.	6,184,772
135,710	Phillips Petroleum Co.	7,135,632

		29,748,970

Environmental Services – 1.0%
131,850	Waste Management, Inc.	3,352,945

Financial Services – 6.6%
124,628	Countrywide Credit Industries, Inc.	6,541,724
20,549	Fannie Mae	1,557,203
147,228	Freddie Mac	9,437,315
43,202	SLM Corp.	3,959,463

		21,495,705

Food & Beverage – 3.9%
258,950	ConAgra Foods, Inc.	6,807,795
157,171	H.J. Heinz Co.	5,936,349

		12,744,144

Forest – 2.5%
68,668	Bowater, Inc.	2,807,148
96,201	International Paper Co.	3,621,967
71,274	Plum Creek Timber Co., Inc.	1,834,593

		8,263,708

Heavy Machinery – 0.8%
58,091	Deere & Co.	2,667,539

Home Products – 5.0%
33,900	Avon Products, Inc.	1,652,286
119,568	Kimberly-Clark Corp.	7,154,949
83,785	The Procter & Gamble Co.	7,427,540

		16,234,775

Hotel – 0.8%
55,425	Harrah’s Entertainment, Inc.*	2,634,905

Industrial Parts – 3.2%
64,125	American Standard Companies, Inc.*	4,593,274
49,300	Illinois Tool Works, Inc.	3,378,036
59,650	Pentair, Inc.	2,591,196

		10,562,506

Information Services – 1.9%
386,568	Accenture Ltd.*	6,359,044

The accompanying notes are an integral part of these financial statements.      15

 GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments  (continued)
August 31, 2002

Shares	Description	Value
Common Stocks – (continued)

Life Insurance – 2.8%
87,208	John Hancock Financial Services, Inc.	$2,646,763
88,725	MetLife, Inc.	2,388,477
144,750	The Principal Financial Group, Inc.*	4,245,517

		9,280,757

Media – 3.0%
133,250	AOL Time Warner, Inc.*	1,685,613
84,950	Cox Communications, Inc.*	2,195,957
264,117	Fox Entertainment Group, Inc.*	5,897,733

		9,779,303

Mining – 0.6%
73,115	Alcoa, Inc.	1,834,455

Motor Vehicle – 0.8%
56,925	General Motors Corp.	2,724,430

Office Industrial – 1.1%
61,975	Equity Office Properties Trust	1,727,863
55,575	Liberty Property Trust	1,813,412

		3,541,275

Oil Refining – 0.7%
26,720	Murphy Oil Corp.	2,288,568

Oil Services – 0.9%
75,625	Weatherford International Ltd.*	3,088,525

Property Insurance – 4.4%
84,800	PartnerRe Ltd.	3,812,608
93,251	RenaissanceRe Holdings Ltd. Series B	3,254,460
14,808	Travelers Property Casualty Corp.*	232,781
97,138	XL Capital Ltd.	7,150,328

		14,450,177

Publishing – 1.9%
64,771	Dow Jones & Co., Inc.	2,756,006
43,475	Gannett Co., Inc.	3,302,361

		6,058,367

Railroads – 0.6%
41,579	Canadian National Railway Co.	1,812,844

Retail – 0.9%
87,092	Simon Property Group, Inc.	3,099,604

Security/Asset Management – 0.9%
312,150	The Charles Schwab Corp.	2,865,537

Semiconductors – 0.5%
80,300	Texas Instruments, Inc.	1,581,910

Telephone – 1.6%
190,719	AT&T Corp.	2,330,586
119,895	SBC Communications, Inc.	2,966,202

		5,296,788

Tobacco – 2.7%
178,304	Philip Morris Companies, Inc.	8,915,200

TOTAL COMMON STOCKS
(Cost $341,689,708)		$323,025,988

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.7%

Joint Repurchase Agreement Account II^
$12,100,000	1.88%	09/03/2002	$12,100,000
Maturity value: $12,102,531

TOTAL REPURCHASE AGREEMENT
(Cost $12,100,000)			$12,100,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $353,789,708)			$335,125,988

Shares	Description	Value
Securities Lending Collateral – 1.7%

5,460,000	Boston Global Investment Trust – Enhanced Portfolio	$5,460,000

TOTAL SECURITIES LENDING COLLATERAL
(Cost $5,460,000)		$5,460,000

TOTAL INVESTMENTS
(Cost $359,249,708)		$340,585,988

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 30, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:
ADR	—	American Depositary Receipt

16     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on February 5, 1993 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Growth and Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Growth and Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 5, 1993 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	Five Years	One Year

Class A (commenced February 5, 1993)
Excluding sales charges	6.71%	-5.37%	-7.74%
Including sales charges	6.08%	-6.44%	-12.80%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	1.41%	-6.06%	-8.42%
Including contingent deferred sales charges	1.41%	-6.44%	-12.99%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-6.03%	-6.08%	-8.42%
Including contingent deferred sales charges	-6.03%	-6.08%	-9.34%

Institutional Class (commenced June 3, 1996)	2.30%	-4.94%	-7.36%

Service Class (commenced March 6, 1996)	-2.16%	-5.45%	-7.80%

 GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 97.4%

Airlines – 0.8%
221,382	Southwest Airlines Co.	$3,145,838

Alcohol – 1.8%
132,959	Anheuser-Busch Companies, Inc.	7,068,100

Apartment – 2.2%
110,750	Archstone-Smith Trust	2,918,262
201,325	Equity Residential Properties Trust	5,620,994

		8,539,256

Banks – 17.6%
201,116	Bank of America Corp.	14,094,209
68,050	Charter One Financial, Inc.	2,293,285
329,287	Citigroup, Inc.	10,784,149
58,625	FleetBoston Financial Corp.	1,414,621
211,067	J.P. Morgan Chase & Co.	5,572,169
289,800	KeyCorp	7,775,334
31,140	M&T Bank Corp.	2,671,812
39,747	Mellon Financial Corp.	1,099,005
58,300	National City Corp.	1,817,211
393,813	U.S. Bancorp	8,463,041
118,094	Wachovia Corp.	4,351,764
145,262	Wells Fargo & Co.	7,581,224

		67,917,824

Brokers – 0.5%
52,844	Merrill Lynch & Co., Inc.	1,914,010

Chemicals – 1.9%
76,562	E.I. du Pont de Nemours & Co.	3,086,214
74,100	Praxair, Inc.	4,151,823

		7,238,037

Computer Hardware – 1.0%
258,200	Apple Computer, Inc.*	3,808,450

Computer Software – 0.8%
58,600	Microsoft Corp.*	2,876,088

Defense/Aerospace – 3.6%
109,828	General Dynamics Corp.	8,636,874
89,143	United Technologies Corp.	5,294,203

		13,931,077

Department Store – 1.2%
153,487	The May Department Stores Co.	4,501,774

Drugs – 2.7%
123,200	Pfizer, Inc.	4,075,456
87,854	Pharmacia Corp.	3,839,220
111,138	Schering-Plough Corp.	2,565,065

		10,479,741

Electrical Utilities – 5.7%
280,296	Energy East Corp.	5,863,792
56,757	Entergy Corp.	2,394,578
85,195	Exelon Corp.	3,988,830
137,901	FirstEnergy Corp.	4,550,733
34,250	FPL Group, Inc.	1,954,990
91,530	PPL Corp.	3,327,116

		22,080,039

Energy Resources – 8.7%
78,300	BP PLC ADR	3,664,440
316,716	Exxon Mobil Corp.	11,227,582
352,575	Ocean Energy, Inc.	7,389,972
143,500	Phillips Petroleum Co.	7,545,230
147,474	Pioneer Natural Resources Co.*	3,670,628

		33,497,852

Environmental Services – 0.8%
117,410	Waste Management, Inc.	2,985,736

Financial Services – 5.0%
91,544	Countrywide Credit Industries, Inc.	4,805,144
21,482	Fannie Mae	1,627,906
152,578	Freddie Mac	9,780,250
32,161	SLM Corp.	2,947,556

		19,160,856

Food & Beverage – 5.8%
421,553	ConAgra Foods, Inc.	11,082,628
236,054	H.J. Heinz Co.	8,915,760
30,656	Hershey Foods Corp.	2,322,192

		22,320,580

Forest – 2.3%
95,189	Bowater, Inc.	3,891,327
127,685	International Paper Co.	4,807,340

		8,698,667

Gas Utilities – 1.6%
180,794	KeySpan Corp.	6,335,022

Heavy Electrical – 0.7%
22,830	3M Co.	2,852,608

Heavy Machinery – 0.5%
42,505	Deere & Co.	1,951,830

Home Products – 4.2%
40,300	Avon Products, Inc.	1,964,222
144,966	Kimberly-Clark Corp.	8,674,766
62,648	The Procter & Gamble Co.	5,553,745

		16,192,733

Industrial Parts – 2.1%
57,175	American Standard Companies, Inc.*	4,095,445
58,375	Illinois Tool Works, Inc.	3,999,855

		8,095,300

Information Services – 1.7%
404,250	Accenture Ltd.*	6,649,912

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value
Common Stocks – (continued)

Life Insurance – 2.7%
57,632	John Hancock Financial Services, Inc.	$1,749,131
107,800	MetLife, Inc.	2,901,976
195,675	The Principal Financial Group, Inc.*	5,739,148

		10,390,255

Media – 1.8%
80,150	Cox Communications, Inc.*	2,071,878
218,694	Fox Entertainment Group, Inc.*	4,883,437

		6,955,315

Mining – 0.5%
83,132	Alcoa, Inc.	2,085,782

Office Industrial – 1.7%
160,650	Equity Office Properties Trust	4,478,922
68,925	Liberty Property Trust	2,249,023

		6,727,945

Oil Refining – 0.7%
31,620	Murphy Oil Corp.	2,708,253

Oil Services – 1.0%
91,025	Weatherford International Ltd.*	3,717,461

Other REIT – 0.7%
75,700	Boston Properties, Inc.	2,867,516

Property Insurance – 5.5%
125,950	PartnerRe Ltd.	5,662,712
151,748	RenaissanceRe Holdings Ltd. Series B	5,296,005
60,150	The St. Paul Companies, Inc.	1,829,763
14,227	Travelers Property Casualty Corp.*	223,642
109,331	XL Capital Ltd.	8,047,855

		21,059,977

Publishing – 1.4%
80,540	Dow Jones & Co., Inc.	3,426,977
27,375	Gannett Co., Inc.	2,079,405

		5,506,382

Railroads – 0.8%
69,066	Canadian National Railway Co.	3,011,278

Retail – 1.1%
114,675	Simon Property Group, Inc.	4,081,283

Security/Asset Management – 1.3%
162,125	Alliance Capital Management Holding L.P.	5,035,602

Semiconductors – 0.6%
114,354	Texas Instruments, Inc.	2,252,774

Telephone – 0.8%
249,174	AT&T Corp.	3,044,906

Tobacco – 3.6%
239,586	Philip Morris Companies, Inc.	11,979,300
56,220	UST, Inc.	1,951,396

		13,930,696

TOTAL COMMON STOCKS
(Cost $376,483,656)		$375,616,755

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.5%

Joint Repurchase Agreement Account II^
$9,700,000	1.88%	09/03/2002	$9,700,000
Maturity Value: $9,702,029

TOTAL REPURCHASE AGREEMENT
(Cost $9,700,000)			$9,700,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $386,183,656)			$385,316,755

Shares	Description	Value
Securities Lending Collateral – 3.1%

11,931,200	Boston Global Investment Trust – Enhanced Portfolio	$11,931,200

TOTAL SECURITIES LENDING COLLATERAL
(Cost $11,931,200)		$11,931,200

TOTAL INVESTMENTS
(Cost $398,114,856)		$397,247,955

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 30, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.      19

 GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on August 1, 1995 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Mid Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads.

Mid Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1995 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	Five Years	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	6.72%	6.59%	2.67%
Including sales charges	5.53%	5.39%	-2.99%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.98%	5.84%	1.90%
Including contingent deferred sales charges	5.77%	5.41%	-3.20%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.97%	5.84%	1.87%
Including contingent deferred sales charges	5.97%	5.84%	0.86%

Institutional Class (commenced August 1, 1995)	13.16%	7.01%	3.05%

Service Class (commenced July 18, 1997)	7.09%	6.50%	2.55%

GOLDMAN SACHS MID CAP VALUE FUND

Statement of Investments
August 31, 2002

Shares

	Description	Value
Common Stocks — 95.6%

Airlines — 0.3%
26,017	JetBlue Airways Corp.*	$1,001,654
115,152	Southwest Airlines Co.	1,636,310

		2,637,964

Apartment — 1.2%
348,204	Equity Residential Properties Trust	9,721,856

Apparel — 1.6%
356,187	Jones Apparel Group, Inc.*	12,854,789

Banks — 9.6%
318,600	Banknorth Group, Inc.	8,309,088
291,527	Charter One Financial, Inc.	9,824,460
226,437	Comerica, Inc.	13,246,564
542,279	KeyCorp	14,549,346
115,081	M&T Bank Corp.	9,873,950
322,580	SouthTrust Corp.	8,464,499
380,486	Wilmington Trust Corp.	11,855,944

		76,123,851

Brokers — 0.8%
96,363	The Bear Stearns Companies, Inc.	6,160,487

Chemicals — 3.5%
249,127	Eastman Chemical Co.	11,178,328
296,150	Praxair, Inc.	16,593,285

		27,771,613

Clothing — 2.3%
286,034	Ross Stores, Inc.	10,328,688
398,703	The TJX Companies, Inc.	7,886,345

		18,215,033

Computer Hardware — 1.9%
636,286	Apple Computer, Inc.*	9,385,218
110,131	Zebra Technologies Corp.*	5,979,012

		15,364,230

Computer Software — 1.4%
135,952	Symantec Corp.*	3,888,227
166,465	Synopsys, Inc.*	7,182,965

		11,071,192

Construction — 0.6%
219,119	D.R. Horton, Inc.	4,548,910

Consumer Durables — 1.7%
378,978	The Stanley Works	13,218,753

Defense/Aerospace — 0.9%
330,237	Rockwell Collins, Inc.	7,017,536

Department Store — 1.5%
323,880	Federated Department Stores, Inc.*	11,627,292

Drugs — 0.6%
134,861	Mylan Labs, Inc.	4,403,212

Electrical Equipment — 0.9%
63,849	SPX Corp.*	6,934,001

Electrical Utilities — 8.0%
285,190	Allegheny Energy, Inc.	5,889,174
175,783	Constellation Energy Group, Inc.	4,923,682
831,320	Energy East Corp.	17,391,214
116,538	Entergy Corp.	4,916,738
430,998	FirstEnergy Corp.	14,222,934
161,511	FPL Group, Inc.	9,219,048
189,161	PPL Corp.	6,876,002

		63,438,792

Energy Resources — 5.7%
83,704	Amerada Hess Corp.	6,118,762
901,677	Ocean Energy, Inc.	18,899,150
794,510	Pioneer Natural Resources Co.*	19,775,354

		44,793,266

Environmental Services — 1.9%
714,970	Republic Services, Inc.*	14,728,382

Financial Services — 1.7%
259,255	Countrywide Credit Industries, Inc.	13,608,295

Food & Beverage — 3.5%
497,151	ConAgra, Inc.	13,070,100
141,696	Interstate Bakeries Corp.	3,450,297
554,540	SUPERVALU, INC.	11,517,796

		28,038,193

Forest — 2.8%
483,085	Packaging Corp. of America*	9,096,490
136,913	Plum Creek Timber Co., Inc.	3,524,141
411,019	Sonoco Products Co.	9,691,828

		22,312,459

Gas Utilities — 1.6%
353,425	KeySpan Corp.	12,384,012

Heavy Machinery — 0.8%
336,263	Terex Corp.*	6,607,568

Home Products — 0.5%
128,709	The Estee Lauder Companies, Inc.	3,854,835

Hotel — 2.9%
313,707	Harrah’s Entertainment, Inc.*	14,913,631
291,549	Hilton Hotels Corp.	3,355,729
185,046	Starwood Hotels & Resorts Worldwide, Inc.	4,770,486

		23,039,846

The accompanying notes are an integral part of these financial statements.      21

 GOLDMAN SACHS MID CAP VALUE FUND

Statement of Investments  (continued)
August 31, 2002

Shares

	Description	Value
Common Stocks — (continued)

Industrial Parts — 5.9%
218,527	American Standard Companies, Inc.*	$15,653,089
281,472	Parker-Hannifin Corp.	11,416,504
366,120	Pentair, Inc.	15,904,253
90,850	W.W. Grainger, Inc.	4,092,793

		47,066,639

Information Services — 0.5%
86,700	Affiliated Computer Services, Inc.*	3,858,150

Life Insurance — 0.9%
246,758	The Principal Financial Group, Inc.*	7,237,412

Media — 0.4%
103,097	Lamar Advertising Co.*	3,294,980

Medical Providers — 2.0%
306,410	Manor Care, Inc.*	7,182,250
190,725	Universal Health Services, Inc. Class B*	8,719,947

		15,902,197

Mining — 1.0%
155,216	Nucor Corp.	7,767,009

Motor Vehicle — 1.5%
62,607	Johnson Controls, Inc.	5,402,358
107,646	Lear Corp.*	5,016,304
125,000	Visteon Corp.	1,423,750

		11,842,412

Office Industrial — 2.4%
359,156	Duke-Weeks Realty Corp.	9,420,662
288,747	Liberty Property Trust	9,421,814

		18,842,476

Oil Refining — 0.7%
65,120	Murphy Oil Corp.	5,577,528

Oil Services — 2.0%
212,831	Noble Corp.*	6,612,659
224,159	Weatherford International Ltd.*	9,154,654

		15,767,313

Other REIT — 1.2%
315,309	iStar Financial, Inc.	9,207,023

Property Insurance — 6.2%
60,126	AMBAC Financial Group, Inc.	3,457,846
332,367	PartnerRe Ltd.	14,943,220
352,366	RenaissanceRe Holdings Ltd. Series B	12,297,574
126,700	The St. Paul Companies, Inc.	3,854,214
456,124	Willis Group Holdings Ltd.*	14,363,345

		48,916,199

Publishing — 2.0%
341,582	A.H. Belo Corp. Series A	7,839,307
191,589	Dow Jones & Co., Inc.	8,152,112

		15,991,419

Railroads — 0.5%
72,048	Burlington Northern Santa Fe Corp.	2,072,100
47,425	Canadian National Railway Co.	2,067,730

		4,139,830

Restaurants — 1.8%
86,854	CBRL Group, Inc.	2,230,411
308,762	Darden Restaurants, Inc.	7,913,570
128,782	Yum! Brands, Inc.*	3,905,958

		14,049,939

Retail — 1.2%
256,383	Simon Property Group, Inc.	9,124,671

Security/Asset Management — 1.0%
285,425	T. Rowe Price Group, Inc.	8,074,673

Semiconductors — 1.6%
747,902	Fairchild Semiconductor Corp.*	9,027,177
261,900	Integrated Device Technology, Inc.*	3,464,937

		12,492,114

Specialty Retail — 0.8%
487,529	Toys ‘R‘ Us, Inc.*	6,498,762

Thrifts — 1.2%
191,410	GreenPoint Financial Corp.	9,761,910

Tobacco — 1.8%
419,717	UST, Inc.	14,568,377

Truck Freight — 0.8%
116,814	Ryder System, Inc.	3,053,518
205,866	Werner Enterprises, Inc.	3,680,884

		6,734,402

TOTAL COMMON STOCKS
(Cost $745,091,392)		$757,191,802

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement — 3.6%

Joint Repurchase Agreement Account II^
$28,400,000	1.88%	09/03/2002	$28,400,000
Maturity Value: $28,405,942

TOTAL REPURCHASE AGREEMENT
(Cost $28,400,000)			$28,400,000

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL (Cost $773,491,392)			$785,591,802

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares

	Description	Value
Securities Lending Collateral — 4.0%

31,435,400	Boston Global Investment Trust – Enhanced Portfolio	$31,435,400

TOTAL SECURITIES LENDING COLLATERAL
(Cost $31,435,400)		$31,435,400

TOTAL INVESTMENTS
(Cost $804,926,792)		$817,027,202

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 30, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.      23

 GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on October 22, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) in the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Small Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 22, 1992 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	Five Years	One Year

Class A (commenced October 22, 1992)
Excluding sales charges	10.64%	5.20%	-2.34%
Including sales charges	10.01%	4.02%	-7.71%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	7.54%	4.39%	-3.11%
Including contingent deferred sales charges	7.54%	3.99%	-7.95%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.79%	4.37%	-3.29%
Including contingent deferred sales charges	4.79%	4.37%	-4.25%

Institutional Class (commenced August 15, 1997)	6.02%	5.60%	-1.91%

Service Class (commenced August 15, 1997)	5.52%	5.09%	-2.43%

GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 95.9%

Airlines – 0.4%
686,518	AirTran Holdings, Inc.*	$2,382,217

Apartment – 1.4%
51,961	Home Properties of New York, Inc.	1,788,498
61,503	Post Properties, Inc.	1,730,694
226,950	Summit Properties, Inc.	4,675,170

		8,194,362

Apparel – 1.3%
116,758	Kellwood Co.	2,909,610
271,414	Tropical Sportswear Int’l Corp.*	4,871,881

		7,781,491

Banks – 7.7%
118,569	Bank of Hawaii Corp.	3,424,273
114,736	BOK Financial Corp.*	3,821,856
131,901	Community First Bankshares, Inc.	3,590,345
64,459	Corus Bankshares, Inc.	3,046,332
52,522	East West Bancorp, Inc.	1,903,922
37,711	First Community Bancorp	1,187,897
86,627	First State Bancorporation	2,130,158
169,024	Fulton Financial Corp.	3,160,749
208,402	Greater Bay Bancorp	5,251,730
80,575	IBERIABANK Corp.	3,223,000
123,816	NetBank, Inc.*	1,390,454
64,682	Silicon Valley Bancshares*	1,465,694
169,969	Sky Financial Group, Inc.	3,477,566
167,338	The Colonial BancGroup, Inc.	2,267,430
81,572	Westamerica Bancorporation	3,403,184
81,393	Wintrust Financial Corp.	2,604,576

		45,349,166

Biotechnology – 0.2%
76,932	Kos Pharmaceuticals, Inc.*	1,037,813

Brokers – 0.6%
172,612	LaBranche & Co., Inc.*	3,837,165

Chemicals – 3.0%
445,986	Agrium, Inc.	4,143,210
187,929	Albemarle Corp.	5,793,851
194,948	Cytec Industries, Inc.*	5,185,617
80,990	The Lubrizol Corp.	2,526,888

		17,649,566

Clothing – 0.8%
72,807	AnnTaylor Stores Corp.*	1,943,947
429,917	Charming Shoppes, Inc.*	2,949,230

		4,893,177

Computer Hardware – 1.8%
146,252	Adaptec, Inc.*	896,525
303,135	Fargo Electronics*	2,288,669
356,775	Hutchinson Technology, Inc.*	5,604,935
242,964	Optimal Robotics Corp.*	1,795,504

		10,585,633

Computer Software – 2.9%
615,415	Informatica Corp.*	2,818,601
234,851	NetIQ Corp.*	4,556,109
424,131	NetScreen Technologies, Inc.*	5,059,883
381,477	OPNET Technologies, Inc.*	2,494,860
452,597	Retek, Inc.*	2,213,199

		17,142,652

Construction – 1.5%
54,950	Beazer Homes USA, Inc.*	3,526,691
206,612	Standard Pacific Corp.	5,444,226

		8,970,917

Defense/Aerospace – 1.8%
57,375	AMETEK, Inc.	1,973,700
248,788	Ducommun, Inc.*	4,926,002
126,893	Herley Industries, Inc.*	2,414,774
59,011	Veridian Corp.*	1,174,319

		10,488,795

Department Store – 0.8%
348,405	ShopKo Stores, Inc.*	5,003,096

Drugs – 0.6%
147,320	Molecular Devices Corp.*	1,844,446
168,981	Perrigo Co.*	1,806,745

		3,651,191

Electrical Equipment – 0.4%
52,173	Franklin Electric Co., Inc.	2,478,217

Electrical Utilities – 2.9%
54,280	CH Energy Group, Inc.	2,632,580
511,405	El Paso Electric Co.*	6,009,008
134,735	Energy East Corp.	2,818,656
172,497	PNM Resources, Inc.	3,808,734
123,012	Unisource Energy Corp.	2,088,744

		17,357,722

Energy Resources – 1.9%
155,554	Evergreen Resources, Inc.*	5,942,163
209,311	Tom Brown, Inc.*	5,086,257

		11,028,420

Environmental Services – 1.1%
384,523	Casella Waste Systems, Inc.*	3,160,779
95,841	Waste Connections, Inc.*	3,318,974

		6,479,753

Financial Services – 3.1%
176,139	American Capital Strategies Ltd.	3,841,592
89,860	Doral Financial Corp.	3,809,165
86,046	DVI, Inc.*	1,285,527
228,151	Federal Agricultural Mortgage Corp. Class C*	6,388,228
103,766	Financial Federal Corp.*	3,175,240

		18,499,752

The accompanying notes are an integral part of these financial statements.      25

 GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments  (continued)
August 31, 2002

Shares	Description	Value
Common Stocks – (continued)

Food & Beverage – 1.0%
50,870	American Italian Pasta Co.*	$1,886,260
53,040	Corn Products International, Inc.	1,485,120
95,166	Interstate Bakeries Corp.	2,317,292

		5,688,672

Forest – 2.5%
775,249	Caraustar Industries, Inc.	8,217,640
346,445	Packaging Corp. of America*	6,523,559

		14,741,199

Gas Utilities – 3.0%
166,110	Atmos Energy Corp.	3,561,398
295,022	Northwest Natural Gas Co.	8,275,367
85,054	Peoples Energy Corp.	2,842,505
81,149	Piedmont Natural Gas Co., Inc.	2,920,553

		17,599,823

Heavy Electrical – 2.4%
191,560	Baldor Electric Co.	3,926,980
259,301	Belden, Inc.	4,332,920
681,262	GrafTech International Ltd.*	5,899,729

		14,159,629

Heavy Machinery – 1.4%
168,906	AGCO Corp.	3,229,483
254,326	Terex Corp.*	4,997,506

		8,226,989

Home Products – 3.2%
116,281	Elizabeth Arden, Inc.*	1,111,646
298,485	Oneida Ltd.	4,805,608
26,688	Salton, Inc.*	240,459
406,642	The Dial Corp.	8,218,235
213,425	The Topps Co., Inc.*	1,878,140
132,336	Tupperware Corp.	2,413,809

		18,667,897

Industrial Parts – 4.7%
115,380	A.O. Smith Corp.	3,513,321
91,800	CIRCOR International, Inc.	1,477,980
187,426	Hughes Supply, Inc.	5,384,749
113,852	IDEX Corp.	3,546,490
510,762	Lydall, Inc.*	6,154,682
175,338	Mueller Industries, Inc.*	4,699,058
293,689	SureBeam Corp.*	734,223
440,869	Wabash National Corp.	2,318,971

		27,829,474

Industrial Services – 2.0%
309,835	Cornell Companies, Inc.*	2,472,483
181,377	Harsco Corp.	5,504,792
43,221	Kroll, Inc.*	817,309
67,503	Pittston Brink’s Group	1,626,822
109,339	Wackenhut Corrections Corp.*	1,476,077

		11,897,483

Information Services – 0.3%
177,351	Century Business Services, Inc.*	478,847
734,362	The Management Network Group, Inc.*	1,086,856

		1,565,703

Internet – 0.9%
227,232	Getty Images, Inc.*	4,094,721
251,518	SonicWALL, Inc.*	1,131,831

		5,226,552

Leisure – 2.3%
116,926	Argosy Gaming Co.*	3,273,928
364,113	Concord Camera Corp.*	1,711,331
25,947	Fossil, Inc.*	567,201
155,564	GTECH Holdings Corp.*	2,979,051
68,480	Isle of Capri Casinos, Inc.*	1,451,776
272,122	Station Casinos, Inc.*	3,360,707

		13,343,994

Life Insurance – 0.2%
25,878	StanCorp Financial Group, Inc.	1,415,527

Media – 1.9%
149,492	ADVO, Inc.*	5,200,827
390,096	Cablevision Systems New York Group*	3,717,615
44,868	Media General, Inc.	2,408,065

		11,326,507

Medical Products – 1.4%
82,235	NDCHealth Corp.	1,679,239
108,646	Ocular Sciences, Inc.*	2,509,723
93,330	Sybron Dental Specialties, Inc.*	1,426,082
77,717	Varian, Inc.*	2,451,194

		8,066,238

Medical Providers – 4.0%
263,639	Covance, Inc.*	5,146,233
229,618	Hanger Orthopedic Group, Inc.*	3,983,872
217,615	Humana, Inc.*	2,894,280
120,902	NBTY, Inc.*	1,840,129
75,704	Pediatrix Medical Group, Inc.*	2,542,897
163,968	Radiologix, Inc.*	2,016,806
175,735	United Surgical Partners International, Inc.*	5,073,470

		23,497,687

Mining – 3.0%
466,240	Commercial Metals Co.	8,821,261
445,258	Maverick Tube Corp.*	5,053,678
195,566	Schnitzer Steel Industries, Inc.	3,631,661

		17,506,600

26     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Motor Vehicle – 1.3%
43,988	American Axle & Manufacturing Holdings, Inc.*	$1,308,643
157,219	Lithia Motors, Inc.*	3,188,401
54,410	Superior Industries International, Inc.	2,616,033
74,880	Tower Automotive, Inc.*	596,794

		7,709,871

Office Industrial – 2.8%
176,112	Brandywine Realty Trust	3,987,176
102,172	Colonial Properties Trust	3,638,345
78,007	Parkway Properties, Inc.	2,879,238
205,291	Prentiss Properties Trust	6,004,762

		16,509,521

Oil Services – 1.8%
110,346	Cal Dive International, Inc.*	2,057,953
147,584	Hydril Co.*	4,021,664
228,556	TETRA Technologies, Inc.*	4,687,683

		10,767,300

Other REIT – 3.3%
278,949	Commercial Net Lease Realty	4,382,289
237,363	Correctional Properties Trust	5,032,096
226,390	Entertainment Properties Trust	5,150,372
151,678	Healthcare Realty Trust, Inc.	4,874,931

		19,439,688

Property Insurance – 2.6%
114,383	CNA Surety Corp.	1,512,143
145,078	HCC Insurance Holdings, Inc.	3,518,142
223,841	Horace Mann Educators Corp.	3,588,171
112,649	IPC Holdings Ltd.	3,399,747
21,259	RLI Corp.	1,193,693
70,173	Zenith National Insurance Corp.	1,824,498

		15,036,394

Restaurants – 1.6%
407,449	Buca, Inc.*	3,561,104
83,157	IHOP Corp.*	2,059,799
187,635	Ruby Tuesday, Inc.	3,741,442

		9,362,345

Retail – 1.8%
95,349	Chelsea Property Group, Inc.	3,232,331
220,283	JDN Realty Corp.	2,775,566
86,745	The Macerich Co.	2,643,987
157,533	Urstadt Biddle Properties	1,799,027

		10,450,911

Security/Asset Management – 0.7%
74,471	Affiliated Managers Group, Inc.*	3,902,280

Semiconductors – 2.0%
121,918	Actel Corp.*	1,727,578
566,464	Entegris, Inc.*	5,115,170
230,900	Integrated Device Technology, Inc.*	3,054,807
164,162	Photronics, Inc.*	2,022,476

		11,920,031

Specialty Retail – 3.0%
104,978	Aaron Rents, Inc. Class B	2,189,841
115,879	Borders Group, Inc.*	2,185,478
398,178	Brookstone, Inc.*	4,399,867
52,568	J. Jill Group, Inc.*	1,316,828
230,278	Pier 1 Imports, Inc.	4,121,976
105,704	Tuesday Morning Corp.*	1,739,888
57,046	Zale Corp.*	1,731,346

		17,685,224

Telecommunications Equipment – 0.3%
110,176	Plantronics, Inc.*	2,022,831

Telephone – 0.5%
202,323	CT Communications, Inc.	2,879,056

Thrifts – 3.4%
216,966	BankUnited Financial Corp.*	3,861,995
285,501	Brookline Bancorp, Inc.	3,571,617
226,091	IndyMac Bancorp, Inc.*	5,154,875
172,415	Irwin Financial Corp.	3,137,953
161,575	Washington Federal, Inc.	4,142,783

		19,869,223

Truck Freight – 2.4%
137,463	Arkansas Best Corp.*	2,828,988
263,415	Heartland Express, Inc.*	4,846,836
95,972	Landstar Systems, Inc.*	4,860,982
43,362	Teekay Shipping Corp.	1,365,903

		13,902,709

TOTAL COMMON STOCKS
(Cost $585,717,375)		$565,028,463

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.9%

Joint Repurchase Agreement Account II^
$22,900,000	1.88%	09/03/2002	$22,900,000
Maturity Value: $23,904,791

TOTAL REPURCHASE AGREEMENT
(Cost $22,900,000)			$22,900,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $608,617,375)			$587,928,463

The accompanying notes are an integral part of these financial statements.      27

 GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments  (continued)
August 31, 2002

Shares	Description	Value
Securities Lending Collateral – 5.5%

32,755,300	Boston Global Investment Trust – Enhanced Portfolio	$32,755,300

TOTAL SECURITIES LENDING COLLATERAL
(Cost $32,755,300)		$32,755,300

TOTAL INVESTMENTS
(Cost $641,372,675)		$620,683,763

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 30, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2002

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Assets:

Investment in securities, at value (identified cost $353,789,708, $386,183,656, $773,491,392 and $608,617,375, respectively)	$335,125,988	$385,316,755	$785,591,802	$587,928,463
Securities lending collateral, at value	5,460,000	11,931,200	31,435,400	32,755,300
Cash	43,358	52,705	62,604	—
Receivables:
Investment securities sold	—	—	3,121,621	3,749,279
Fund shares sold	1,817,368	882,006	4,382,663	3,133,561
Dividends and interest	587,325	832,613	1,271,908	408,240
Reimbursement from investment adviser	12,561	17,096	—	31,735
Securities lending income	39	617	3,610	33,079
Other assets	22,740	791	17,113	11,785

Total assets	343,069,379	399,033,783	825,886,721	628,051,442

Liabilities:

Due to bank	—	—	—	67,000
Payables:
Investment securities purchased	10,241,199	—	—	2,534,727
Payable upon return of securities loaned	5,460,000	11,931,200	31,435,400	32,755,300
Fund shares repurchased	155,664	995,174	1,886,270	2,544,646
Amounts owed to affiliates	308,288	422,911	750,520	765,986
Accrued expenses and other liabilities	64,366	67,616	69,441	71,041

Total liabilities	16,229,517	13,416,901	34,141,631	38,738,700

Net Assets:

Paid-in capital	365,471,893	526,463,599	759,489,750	611,112,660
Accumulated undistributed net investment income	1,913,998	748,520	4,718,342	1,113,214
Accumulated net realized gain (loss) on investment and futures transactions	(21,882,309)	(140,728,336)	15,436,588	(2,224,220)
Net unrealized gain (loss) on investments	(18,663,720)	(866,901)	12,100,410	(20,688,912)

NET ASSETS	$326,839,862	$385,616,882	$791,745,090	$589,312,742

Net asset value, offering and redemption price per share: (a)
Class A	$9.24	$18.01	$24.17	$27.79
Class B	$9.11	$17.55	$23.80	$26.50
Class C	$9.11	$17.51	$23.73	$26.48
Institutional	$9.29	$18.22	$24.24	$28.25
Service	$9.29	$17.98	$24.12	$27.56

Shares Outstanding:
Class A	25,158,656	16,163,130	14,191,357	13,417,596
Class B	1,292,434	4,374,632	3,758,276	2,886,575
Class C	485,006	533,220	1,664,521	1,752,930
Institutional	8,412,366	249,180	13,155,997	3,192,378
Service	151	212,411	38,174	120,698

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	35,348,613	21,532,573	32,808,325	21,370,177

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds is $9.78, $19.06, $25.58 and $29.41, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2002

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund
Investment income:

Dividends(a)	$5,547,559	$9,395,767	$11,302,166	$8,320,758
Interest (including securities lending income of $557, $2,279, $19,295 and $173,436, respectively)	280,000	233,951	592,192	813,530

Total income	5,827,559	9,629,718	11,894,358	9,134,288

Expenses:

Management fees	2,126,126	3,157,958	4,504,604	5,011,059
Distribution and Service fees(b)	653,851	1,825,885	1,439,470	1,733,108
Transfer Agent fees(b)	434,680	823,867	696,283	828,539
Custodian fees	130,558	126,026	166,716	183,181
Registration fees	61,062	58,813	116,316	93,295
Professional fees	43,392	42,732	42,732	43,732
Trustee fees	9,943	9,943	9,943	9,943
Service Share fees	7	24,093	1,880	13,605
Other	117,595	123,934	118,613	119,248

Total expenses	3,577,214	6,193,251	7,096,557	8,035,710

Less — expense reductions	(172,897)	(109,611)	(3,750)	(120,467)

Net expenses	3,404,317	6,083,640	7,092,807	7,915,243

NET INVESTMENT INCOME	2,423,242	3,546,078	4,801,551	1,219,045

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized gain (loss) from:
Investment transactions	(19,689,315)	(61,088,466)	18,154,350	20,816,026
Futures transactions	—	—	—	1,683,548
Net change in unrealized gain (loss) on:
Investments	(15,007,251)	24,243,799	(22,775,817)	(62,037,291)

Net realized and unrealized loss on investment and futures transactions	(34,696,566)	(36,844,667)	(4,621,467)	(39,537,717)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(32,273,324)	$(33,298,589)	$180,084	$(38,318,672)

(a)	Foreign taxes withheld on dividends were $8,163, $23,983, $22,172 and $10,738 for Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
(b)	Class-specific Distribution, Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Large Cap Value	$496,023	$114,241	$43,587	$376,976	$21,706	$8,281	$27,716	$1
Growth and Income	821,176	904,906	99,803	624,094	171,932	18,963	6,951	1,927
Mid Cap Value	533,594	647,422	258,454	405,532	123,010	49,106	118,485	150
Small Cap Value	818,069	614,781	300,258	621,732	116,808	57,049	31,861	1,089

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2002

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

From operations:

Net investment income	$2,423,242	$3,546,078	$4,801,551	$1,219,045
Net realized gain (loss) from investment and futures transactions	(19,689,315)	(61,088,466)	18,154,350	22,499,574
Net change in unrealized gain (loss) on investments	(15,007,251)	24,243,799	(22,775,817)	(62,037,291)

Net increase (decrease) in net assets resulting from operations	(32,273,324)	(33,298,589)	180,084	(38,318,672)

Distributions to shareholders:

From net investment income
Class A Shares	(692,434)	(2,338,462)	(1,108,646)	(847,396)
Class B Shares	—	(318,901)	(64,771)	—
Class C Shares	—	(36,674)	(50,369)	—
Institutional Shares	(310,904)	(47,903)	(2,276,547)	(344,787)
Service Shares	(3)	(31,427)	—	(6,820)
From net realized gain
Class A Shares	—	—	(3,852,958)	—
Class B Shares	—	—	(1,256,365)	—
Class C Shares	—	—	(476,631)	—
Institutional Shares	—	—	(6,770,739)	—
Service Shares	—	—	(215)	—

Total distributions to shareholders	(1,003,341)	(2,773,367)	(15,857,241)	(1,199,003)

From share transactions:

Proceeds from sales of shares	303,398,156	54,927,326	537,202,214	506,467,377
Reinvestment of dividends and distributions	725,699	2,641,191	13,675,010	1,030,356
Cost of shares repurchased	(130,228,774)	(133,973,363)	(146,397,758)	(237,823,099)

Net increase (decrease) in net assets resulting from share transactions	173,895,081	(76,404,846)	404,479,466	269,674,634

TOTAL INCREASE (DECREASE)	140,618,416	(112,476,802)	388,802,309	230,156,959

Net assets:

Beginning of year	186,221,446	498,093,684	402,942,781	359,155,783

End of year	$326,839,862	$385,616,882	$791,745,090	$589,312,742

Accumulated undistributed net investment income	$1,913,998	$748,520	$4,718,342	$1,113,214

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2001

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

From operations:

Net investment income (loss)	$609,445	$(469,881)	$3,564,821	$1,316,240
Net realized gain (loss) from investment transactions	(1,784,321)	(23,409,316)	31,401,841	29,101,096
Net change in unrealized gain on investments	(5,007,788)	(124,968,017)	22,044,876	23,416,879

Net increase (decrease) in net assets resulting from operations	(6,182,664)	(148,847,214)	57,011,538	53,834,215

Distributions to shareholders:

From net investment income
Class A Shares	(54,842)	—	(297,297)	—
Class B Shares	(6,654)	—	(82,704)	—
Class C Shares	(2,117)	—	(27,256)	—
Institutional Shares	(175,037)	—	(1,593,212)	—
Service Shares	(5)	—	(1,478)	—

Total distributions to shareholders	(238,655)	—	(2,001,947)	—

From share transactions:

Proceeds from sales of shares	188,878,656	39,933,973	173,604,372	169,066,632
Reinvestment of dividends and distributions	148,662	—	1,835,109	—
Cost of shares repurchased	(22,154,546)	(177,088,728)	(53,046,065)	(85,690,999)

Net increase (decrease) in net assets resulting from share transactions	166,872,772	(137,154,755)	122,393,416	83,375,633

TOTAL INCREASE (DECREASE)	160,451,453	(286,001,969)	177,403,007	137,209,848

Net assets:

Beginning of year	25,769,993	784,095,653	225,539,774	221,945,935

End of year	$186,221,446	$498,093,684	$402,942,781	$359,155,783

Accumulated undistributed net investment income (loss)	$503,057	$(129)	$3,515,999	$1,238,692

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements
August 31, 2002

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, Growth and Income Fund, Mid Cap Value Fund and Small Cap Value Fund (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Growth and Income Fund and annually for the Large Cap Value, Mid Cap Value and Small Cap Value Funds. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense. Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The collateral for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians.

G. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreements (the “Agreements”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. Under the Agreements, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75%, 0.70%, 0.75% and 1.00% of the average daily net assets of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
     The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage commissions, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06%, 0.05%, 0.10% and 0.06% of the average daily net assets of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/ or authorized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

GOLDMAN SACHS VALUE EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2002, Goldman Sachs advised the Funds that it retained approximately the following amounts:

	Sales Load	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C

Large Cap Value	$1,463,100	$200	$—

Growth and Income	153,400	400	—

Mid Cap Value	1,249,100	1,800	100

Small Cap Value	1,389,200	3,200	4,300

     Goldman Sachs also serves as the transfer agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net asset value of the Service Shares.
     For the year ended August 31, 2002, the Funds’ adviser has voluntarily agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Custody	Total Expense
Fund	Reimbursement	Credit	Reduction

Large Cap Value	$171	$2	$173

Growth and Income	108	2	110

Mid Cap Value	—	4	4

Small Cap Value	114	6	120

     At August 31, 2002, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Large Cap Value	$204	$62	$42	$308

Growth and Income	228	134	61	423

Mid Cap Value	491	176	84	751

Small Cap Value	501	182	83	766

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2002 were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Value	$422,051,650	$243,858,396

Growth and Income	390,209,155	470,434,042

Mid Cap Value	913,150,869	527,959,560

Small Cap Value	615,800,295	353,485,840

     For the year ended August 31, 2002, Goldman Sachs earned approximately $25,000, $26,000, $60,000 and $12,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, each Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss.
     At August 31, 2002, the Funds had no open futures contracts.

5. SECURITIES LENDING

Pursuant to an exemptive relief granted by the Securities and Exchange Commission (SEC) and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2002 are reported parenthetically on the Statements of Operations. The table below details the following items as of August 31, 2002: 1) market value of the securities on loan by Fund, 2) the amount of cash collateral received for loan transactions, 3) BGA earnings as securities lending agent, 4) compensation earned by the Funds from lending its securities to Goldman Sachs and 5) the amount payable to Goldman Sachs upon return of securities loaned (collateral value). The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Business Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced

GOLDMAN SACHS VALUE EQUITY FUNDS

5. SECURITIES LENDING (continued)
Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

				Earnings Received	Amount Payable to
		Cash Collateral	Earnings of BGA	From Lending to	Goldman Sachs
	Market Value of	Received for Loans	Relating to Securities	Goldman Sachs for	Upon Return of
	Securities on Loan as	Outstanding as of	Loaned for the Year	the Year Ended	Securities Loaned as
Fund	of August 31, 2002	August 31, 2002	ended August 31, 2002	August 31, 2002	of August 31, 2002

Large Cap Value	$5,148,000	$5,460,000	$98	$450	$—

Growth and Income	11,424,252	11,931,200	402	746	—

Mid Cap Value	30,371,143	31,435,400	3,405	3,047	429,000

Small Cap Value	31,137,848	32,755,300	30,604	72,762	5,428,300

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2002, the Funds did not have any borrowings under this facility.

7. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At August 31, 2002, the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds had undivided interests in the repurchase agreements in Joint Account II which equaled $12,100,000, $9,700,000, $28,400,000

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

7. JOINT REPURCHASE AGREEMENT ACCOUNT (continued)
and $22,900,000, respectively, in principal amount. At August 31, 2002, the following repurchase agreements held in this Joint Account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Bank of America	$1,000,000,000	1.90%	09/03/2002	$1,000,211,111

Barclays Capital	500,000,000	1.88	09/03/2002	500,104,444

Credit Suisse First Boston Corp.	400,000,000	1.87	09/03/2002	400,083,111

Deutsche Bank Securities, Inc.	1,500,000,000	1.87	09/03/2002	1,500,311,667

Deutsche Bank Securities, Inc.	2,008,900,000	1.89	09/03/2002	2,009,321,869

Greenwich Capital	500,000,000	1.89	09/03/2002	500,105,000

J.P. Morgan Chase & Co.	500,000,000	1.88	09/03/2002	500,104,444

J.P. Morgan Chase & Co.	1,500,000,000	1.89	09/03/2002	1,500,315,000

Merrill Lynch & Co.	200,000,000	1.88	09/03/2002	200,041,778

SG Cowen Securities Corp.	200,000,000	1.90	09/03/2002	200,042,222

UBS Warburg LLC	400,000,000	1.83	09/03/2002	400,081,333

UBS Warburg LLC	500,000,000	1.88	09/03/2002	500,104,444

UBS Warburg LLC	1,000,000,000	1.87	09/03/2002	1,000,207,778

UBS Warburg LLC	1,000,000,000	1.90	09/03/2002	1,000,211,111

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$11,208,900,000			$11,211,245,312

8. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of real estate investment trusts.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-In-Capital	Gain (Loss)	Income

Large Cap Value	$(948)	$9,908	$(8,960)

Growth and Income	—	24,062	(24,062)

Mid Cap Value	(5)	98,880	(98,875)

Small Cap Value	15	145,505	(145,520)

GOLDMAN SACHS VALUE EQUITY FUNDS

9. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2002 was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$1,003,341	$2,773,367	$3,500,333	$1,199,003
Net long-term capital gains	—	—	12,356,908	—

Total taxable distributions	$1,003,341	$2,773,367	$15,857,241	$1,199,003

As of August 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Undistributed (distributions in excess of) ordinary income — net	$1,899,861	$732,376	$4,554,789	$708,961
Undistributed long-term capital gains	—	—	16,174,699	609,861

Total undistributed earnings	$1,899,861	$732,376	$20,729,488	$1,318,822
Capital loss carryforward	(4,499,031)	(81,121,789)	—	—
Timing differences (post October losses)	(14,307,429)	(58,405,615)	(32)	—
Unrealized gains (losses) — net	(21,725,432)	(2,051,689)	11,525,884	(23,118,740)

Total accumulated earnings (losses) — net	$(38,632,031)	$(140,846,717)	$32,255,340	$(21,799,918)
Capital loss carryforward years of expiration	2009-2010	2008-2010	—	—

At August 31, 2002, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Tax Cost	$356,851,420	$387,368,444	$774,065,918	$611,047,203

Gross unrealized gain	12,509,763	26,115,295	48,586,652	31,919,535
Gross unrealized loss	(34,235,195)	(28,166,984)	(37,060,768)	(55,038,275)

Net unrealized security gain (loss)	$(21,725,432)	$(2,051,689)	$11,525,884	$(23,118,740)

     The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and REITs.

10. OTHER MATTERS

As of August 31, 2002, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 25% of the outstanding shares of the Mid Cap Value Fund.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

11. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended August 31, 2002 is as follows:

	Large Cap		Growth and		Mid Cap		Small Cap
	Value Fund		Income Fund		Value Fund		Value Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	22,084,113	$221,616,834	2,064,372	$39,788,477	13,116,279	$325,073,157	10,617,397	$316,046,572
Reinvestments of dividends and distributions	57,503	579,630	114,033	2,263,638	202,948	4,787,540	27,122	771,585
Shares repurchased	(9,030,608)	(89,358,812)	(4,083,200)	(78,724,298)	(3,094,608)	(76,193,827)	(5,803,909)	(166,962,852)

	13,111,008	132,837,652	(1,904,795)	(36,672,183)	10,224,619	253,666,870	4,840,610	149,855,305

Class B Shares
Shares sold	795,356	7,866,559	373,231	6,987,509	2,577,031	63,854,049	1,808,897	52,763,201
Reinvestments of dividends and distributions	—	—	14,226	277,045	47,627	1,112,097	—	—
Shares repurchased	(377,469)	(3,644,192)	(1,148,281)	(21,439,609)	(649,374)	(15,457,858)	(711,615)	(19,168,064)

	417,887	4,222,367	(760,824)	(14,175,055)	1,975,284	49,508,288	1,097,282	33,595,137

Class C Shares
Shares sold	294,448	2,889,136	176,964	3,324,894	1,204,552	29,922,619	1,350,934	39,044,817
Reinvestments of dividends and distributions	—	—	1,664	32,254	19,387	451,332	—	—
Shares repurchased	(169,365)	(1,620,650)	(185,353)	(3,402,160)	(230,680)	(5,511,635)	(260,558)	(7,351,382)

	125,083	1,268,486	(6,725)	(45,012)	993,259	24,862,316	1,090,376	31,693,435

Institutional Shares
Shares sold	7,051,827	71,025,627	200,201	3,915,175	4,679,687	117,168,973	3,010,144	93,402,271
Reinvestments of dividends and distributions	14,462	146,066	1,965	39,371	310,463	7,323,826	8,742	251,951
Shares repurchased	(3,609,137)	(35,605,120)	(1,374,740)	(28,046,183)	(1,987,241)	(48,791,626)	(1,420,865)	(41,897,156)

	3,457,152	35,566,573	(1,172,574)	(24,091,637)	3,002,909	75,701,173	1,598,021	51,757,066

Service Shares
Shares sold	—	—	46,134	911,271	46,770	1,183,416	168,360	5,210,516
Reinvestments of dividends and distributions	1	3	1,451	28,883	9	215	242	6,820
Shares repurchased	—	—	(119,402)	(2,361,113)	(19,209)	(442,812)	(83,299)	(2,443,645)

	1	3	(71,817)	(1,420,959)	27,570	740,819	85,303	2,773,691

NET INCREASE (DECREASE)	17,111,131	$173,895,081	(3,916,735)	$(76,404,846)	16,223,641	$404,479,466	8,711,592	$269,674,634

GOLDMAN SACHS VALUE EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2001 is as follows:

	Large Cap		Growth and		Mid Cap		Small Cap
	Value Fund		Income Fund		Value Fund		Value Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,979,091	$126,984,941	972,634	$21,035,379	2,667,835	$63,077,661	4,374,177	$115,029,757
Reinvestments of dividends and distributions	4,283	46,084	—	—	13,577	288,509	—	—
Shares repurchased	(626,655)	(6,648,246)	(6,161,905)	(134,478,447)	(683,381)	(15,075,313)	(2,595,679)	(66,907,554)

	11,356,719	120,382,779	(5,189,271)	(113,443,068)	1,998,031	48,290,857	1,778,498	48,122,203

Class B Shares
Shares sold	870,463	9,112,316	261,691	5,526,206	952,410	21,619,573	752,465	19,183,625
Reinvestments of dividends and distributions	513	5,484	—	—	3,355	70,725	—	—
Shares repurchased	(149,648)	(1,545,745)	(1,494,704)	(32,363,565)	(304,526)	(6,861,939)	(266,715)	(6,464,393)

	721,328	7,572,055	(1,233,013)	(26,837,359)	651,239	14,828,359	485,750	12,719,232

Class C Shares
Shares sold	320,918	3,357,795	88,928	1,896,301	484,924	11,045,909	375,913	9,572,094
Reinvestments of dividends and distributions	181	1,934	—	—	1,162	24,466	—	—
Shares repurchased	(43,548)	(456,874)	(195,186)	(4,217,548)	(105,593)	(2,364,832)	(89,219)	(2,178,528)

	277,551	2,902,855	(106,258)	(2,321,247)	380,493	8,705,543	286,694	7,393,566

Institutional Shares
Shares sold	4,654,996	49,423,604	464,735	10,409,552	3,398,814	77,859,117	904,771	24,410,605
Reinvestments of dividends and distributions	8,843	95,160	—	—	68,393	1,449,931	—	—
Shares repurchased	(1,261,434)	(13,503,681)	(189,037)	(4,212,910)	(1,279,486)	(28,743,835)	(437,339)	(10,109,220)

	3,402,405	36,015,083	275,698	6,196,642	2,187,721	50,565,213	467,432	14,301,385

Service Shares
Shares sold	—	—	48,366	1,066,535	92	2,112	33,006	870,551
Reinvestments of dividends and distributions	—	—	—	—	70	1,478	—	—
Shares repurchased	—	—	(84,066)	(1,816,258)	(6)	(146)	(1,191)	(31,304)

	—	—	(35,700)	(749,723)	156	3,444	31,815	839,247

NET INCREASE (DECREASE)	15,758,003	$166,872,772	(6,288,544)	$(137,154,755)	5,217,640	$122,393,416	3,050,189	$83,375,633

 GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net
	beginning	income	and unrealized	investment	investment
	of priod	(loss)(c)	gain (loss)	operations	income

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$10.21	$0.08	$(1.01)	$(0.93)	$(0.04)
2002 - Class B Shares	10.10	—	(0.99)	(0.99)	—
2002 - Class C Shares	10.10	—	(0.99)	(0.99)	—
2002 - Institutional Shares	10.24	0.12	(1.01)	(0.89)	(0.06)
2002 - Service Shares	10.23	0.08	(1.00)	(0.92)	(0.02)

2001 - Class A Shares	10.39	0.08	(0.20)	(0.12)	(0.06)
2001 - Class B Shares	10.33	(0.01)	(0.19)	(0.20)	(0.03)
2001 - Class C Shares	10.32	(0.01)	(0.19)	(0.20)	(0.02)
2001 - Institutional Shares	10.40	0.12	(0.20)	(0.08)	(0.08)
2001 - Service Shares	10.38	0.08	(0.20)	(0.12)	(0.03)
FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced Dec. 15, 1999)	10.00	0.06	0.33	0.39	—
2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33	—
2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32	—
2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	—
2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

42     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.24	(9.12)%	$232,501	1.26%		0.80%		1.32%		0.74%		91%
9.11	(9.80)	11,772	2.01		0.04		2.07		(0.02)		91
9.11	(9.80)	4,420	2.01		0.05		2.07		(0.01)		91
9.29	(8.73)	78,146	0.86		1.19		0.92		1.13		91
9.29	(9.03)	1	1.36		0.84		1.42		0.78		91

10.21	(1.21)	123,013	1.25		0.73		1.83		0.15		69
10.10	(1.98)	8,830	2.00		(0.06)		2.58		(0.64)		69
10.10	(1.96)	3,636	2.00		(0.05)		2.58		(0.63)		69
10.24	(0.81)	50,740	0.85		1.09		1.43		0.51		69
10.23	(1.17)	2	1.35		0.80		1.93		0.22		69

10.39	3.90	7,181	1.25	(b)	0.84	(b)	3.30	(b)	(1.21	)(b)	67
10.33	3.30	1,582	2.00	(b)	0.06	(b)	4.05	(b)	(1.99	)(b)	67
10.32	3.20	850	2.00	(b)	0.15	(b)	4.05	(b)	(1.90	)(b)	67
10.40	4.00	16,155	0.85	(b)	1.31	(b)	2.90	(b)	(0.74	)(b)	67
10.38	3.80	2	1.35	(b)	0.95	(b)	3.40	(b)	(1.10	)(b)	67

The accompanying notes are an integral part of these financial statements.      43

 GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$19.66	$0.18	(c)	$(1.69)	$(1.51)	$(0.14)	$—	$—	$(0.14)
2002 - Class B Shares	19.23	0.04	(c)	(1.65)	(1.61)	(0.07)	—	—	(0.07)
2002 - Class C Shares	19.19	0.04	(c)	(1.65)	(1.61)	(0.07)	—	—	(0.07)
2002 - Institutional Shares	19.84	0.22	(c)	(1.66)	(1.44)	(0.18)	—	—	(0.18)
2002 - Service Shares	19.63	0.16	(c)	(1.68)	(1.52)	(0.13)	—	—	(0.13)

2001 - Class A Shares	24.78	0.01	(c)	(5.13)	(5.12)	—	—	—	—
2001 - Class B Shares	24.42	(0.15	)(c)	(5.04)	(5.19)	—	—	—	—
2001 - Class C Shares	24.37	(0.15	)(c)	(5.03)	(5.18)	—	—	—	—
2001 - Institutional Shares	24.91	0.11	(c)	(5.18)	(5.07)	—	—	—	—
2001 - Service Shares	24.77	(0.01	)(c)	(5.13)	(5.14)	—	—	—	—

2000 - Class A Shares	24.68	0.07	(c)	1.44	1.51	(0.05)	(0.03)	(1.33)	(1.41)
2000 - Class B Shares	24.46	(0.10	)(c)	1.42	1.32	(0.02)	(0.01)	(1.33)	(1.36)
2000 - Class C Shares	24.41	(0.09	)(c)	1.40	1.31	(0.01)	(0.01)	(1.33)	(1.35)
2000 - Institutional Shares	24.72	0.16	(c)	1.49	1.65	(0.09)	(0.04)	(1.33)	(1.46)
2000 - Service Shares	24.68	0.05	(c)	1.44	1.49	(0.05)	(0.02)	(1.33)	(1.40)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.33	0.19		0.31	0.50	(0.15)	—	—	(0.15)
1999 - Class B Shares	24.13	0.08		0.31	0.39	(0.06)	—	—	(0.06)
1999 - Class C Shares	24.08	0.08		0.30	0.38	(0.05)	—	—	(0.05)
1999 - Institutional Shares	24.35	0.34		0.23	0.57	(0.20)	—	—	(0.20)
1999 - Service Shares	24.33	0.17		0.32	0.49	(0.14)	—	—	(0.14)
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	25.93	0.20		(1.60)	(1.40)	(0.19)	(0.01)	—	(0.20)
1999 - Class B Shares	25.73	0.02		(1.58)	(1.56)	(0.04)	—	—	(0.04)
1999 - Class C Shares	25.70	0.02		(1.59)	(1.57)	(0.05)	—	—	(0.05)
1999 - Institutional Shares	25.95	0.29		(1.58)	(1.29)	(0.30)	(0.01)	—	(0.31)
1999 - Service Shares	25.92	0.17		(1.58)	(1.41)	(0.17)	(0.01)	—	(0.18)

1998 - Class A Shares	23.18	0.11		5.27	5.38	(0.11)	—	(2.52)	(2.63)
1998 - Class B Shares	23.10	0.04		5.14	5.18	—	(0.03)	(2.52)	(2.55)
1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)		0.06	0.05	—	(0.03)	(2.52)	(2.55)
1998 - Institutional Shares	23.19	0.27		5.23	5.50	(0.22)	—	(2.52)	(2.74)
1998 - Service Shares	23.17	0.14		5.23	5.37	(0.06)	(0.04)	(2.52)	(2.62)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

44     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$18.01	(7.74)%	$291,151	1.20%		0.95%		1.22%		0.93%		89%
17.55	(8.42)	76,772	1.95		0.19		1.97		0.17		89
17.51	(8.42)	9,336	1.95		0.21		1.97		0.19		89
18.22	(7.36)	4,539	0.80		1.12		0.82		1.10		89
17.98	(7.80)	3,819	1.30		0.83		1.32		0.81		89

19.66	(20.66)	355,205	1.19		0.07		1.21		0.05		40
19.23	(21.25)	98,747	1.94		(0.68)		1.96		(0.70)		40
19.19	(21.22)	10,360	1.94		(0.68)		1.96		(0.70)		40
19.84	(20.32)	28,201	0.79		0.49		0.81		0.47		40
19.63	(20.75)	5,581	1.29		(0.03)		1.31		(0.05)		40

24.78	6.48	576,354	1.18		0.31		1.18		0.31		87
24.42	5.70	155,527	1.93		(0.41)		1.93		(0.41)		87
24.37	5.67	15,746	1.93		(0.40)		1.93		(0.40)		87
24.91	7.05	28,543	0.78		0.69		0.78		0.69		87
24.77	6.40	7,926	1.28		0.20		1.28		0.20		87

24.68	2.05	855,174	1.19	(b)	1.26	(b)	1.20	(b)	1.25	(b)	55
24.46	1.60	271,912	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55
24.41	1.58	31,328	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55
24.72	2.32	32,181	0.79	(b)	1.72	(b)	0.80	(b)	1.71	(b)	55
24.68	2.01	10,008	1.29	(b)	1.16	(b)	1.30	(b)	1.15	(b)	55

24.33	(5.40)	1,122,157	1.22		0.78		1.32		0.68		126
24.13	(6.07)	349,662	1.92		0.09		1.92		0.09		126
24.08	(6.12)	48,146	1.92		0.10		1.92		0.10		126
24.35	(5.00)	173,696	0.80		1.25		0.80		1.25		126
24.33	(5.44)	11,943	1.30		0.72		1.30		0.72		126

25.93	23.71	1,216,582	1.25		0.43		1.42		0.26		62
25.73	22.87	307,815	1.94		(0.35)		1.94		(0.35)		62
25.70	0.51	31,686	1.99	(b)	(0.48	) (b)	1.99	(b)	(0.48	) (b)	62
25.95	24.24	36,225	0.83		0.76		0.83		0.76		62
25.92	23.63	8,893	1.32		0.32		1.32		0.32		62

The accompanying notes are an integral part of these financial statements.      45

 GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$24.34	$0.18	(c)	$0.45	$0.63	$(0.18)	$—	$(0.62)	$(0.80)
2002 - Class B Shares	24.01	(0.01	) (c)	0.45	0.44	(0.03)	—	(0.62)	(0.65)
2002 - Class C Shares	23.98	(0.01	) (c)	0.45	0.44	(0.07)	—	(0.62)	(0.69)
2002 - Institutional Shares	24.35	0.27	(c)	0.45	0.72	(0.21)	—	(0.62)	(0.83)
2002 - Service Shares	24.14	0.16	(c)	0.44	0.60	—	—	(0.62)	(0.62)

2001 - Class A Shares	19.88	0.24	(c)	4.37	4.61	(0.15)	—	—	(0.15)
2001 - Class B Shares	19.69	0.06	(c)	4.33	4.39	(0.07)	—	—	(0.07)
2001 - Class C Shares	19.67	0.06	(c)	4.33	4.39	(0.08)	—	—	(0.08)
2001 - Institutional Shares	19.86	0.33	(c)	4.36	4.69	(0.20)	—	—	(0.20)
2001 - Service Shares	19.73	0.21	(c)	4.34	4.55	(0.14)	—	—	(0.14)

2000 - Class A Shares	18.42	0.20	(c)	1.38	1.58	(0.12)	—	—	(0.12)
2000 - Class B Shares	18.23	0.06	(c)	1.40	1.46	—	—	—	—
2000 - Class C Shares	18.24	0.06	(c)	1.37	1.43	—	—	—	—
2000 - Institutional Shares	18.45	0.27	(c)	1.36	1.63	(0.22)	—	—	(0.22)
2000 - Service Shares	18.31	0.18	(c)	1.35	1.53	(0.11)	—	—	(0.11)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	18.38	0.06		1.71	1.77	—	—	(1.73)	(1.73)
1999 - Class B Shares	18.29	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Class C Shares	18.30	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Institutional Shares	18.37	0.09		1.72	1.81	—	—	(1.73)	(1.73)
1999 - Service Shares	18.29	0.05		1.70	1.75	—	—	(1.73)	(1.73)
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)	(0.07)	—	(0.88)	(0.95)
1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)	—	—	(0.88)	(0.88)
1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)	(0.02)	—	(0.88)	(0.90)
1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)	(0.21)	—	(0.88)	(1.09)
1999 - Service Shares	21.62	0.03		(2.31)	(2.28)	(0.17)	—	(0.88)	(1.05)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85	(0.06)	(0.04)	(2.77)	(2.87)
1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80	(0.09)	—	(2.77)	(2.86)
1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82	(0.09)	—	(2.77)	(2.86)
1998 - Institutional Shares	18.73	0.16		5.66	5.82	(0.13)	—	(2.77)	(2.90)
1998 - Service Shares (commenced August 15, 1997)	23.01	0.09		1.40	1.49	(0.11)	—	(2.77)	(2.88)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b) Annualized.
(c) Calculated based on the average shares outstanding methodology.

46     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratios assuming no
							expense reductions

		Net assets,	Ratio of		Ratio of net		Ratio of		Ratio of net
Net asset		end of	net expenses		investment income		expenses		investment income		Portfolio
value, end	Total	period	to average		(loss) to average		to average		(loss) to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$24.17	2.67%	$342,976	1.27%		0.72%		1.27%		0.72%		92%
23.80	1.90	89,434	2.02		(0.04)		2.02		(0.04)		92
23.73	1.87	39,498	2.02		(0.03)		2.02		(0.03)		92
24.24	3.05	318,916	0.87		1.11		0.87		1.11		92
24.12	2.55	921	1.37		0.63		1.37		0.63		92

24.34	23.29	96,568	1.29		1.05		1.32		1.02		101
24.01	22.33	42,813	2.04		0.28		2.07		0.25		101
23.98	22.37	16,094	2.04		0.28		2.07		0.25		101
24.35	23.75	247,212	0.89		1.43		0.92		1.40		101
24.14	23.17	256	1.39		0.94		1.42		0.91		101

19.88	8.70	39,142	1.29		1.11		1.34		1.06		83
19.69	8.01	22,284	2.04		0.35		2.09		0.30		83
19.67	7.84	5,720	2.04		0.32		2.09		0.27		83
19.86	9.08	158,188	0.89		1.51		0.94		1.46		83
19.73	8.48	206	1.39		1.03		1.44		0.98		83

18.42	9.04	49,081	1.29	(b)	0.43	(b)	1.37	(b)	0.35	(b)	69
18.23	8.53	31,824	2.04	(b)	(0.33	)(b)	2.12	(b)	(0.41	)(b)	69
18.24	8.52	9,807	2.04	(b)	(0.34	)(b)	2.12	(b)	(0.42	)(b)	69
18.45	9.26	190,549	0.89	(b)	0.79	(b)	0.97	(b)	0.71	(b)	69
18.31	8.97	190	1.39	(b)	0.38	(b)	1.47	(b)	0.30	(b)	69

18.38	(10.48)	70,578	1.33		0.38		1.41		0.30		92
18.29	(11.07)	37,821	1.93		(0.22)		2.01		(0.30)		92
18.30	(11.03)	10,800	1.93		(0.22)		2.01		(0.30)		92
18.37	(10.07)	196,512	0.87		0.83		0.95		0.75		92
18.29	(10.48)	289	1.37		0.32		1.45		0.24		92

21.61	3.42	90,588	1.35	(b)	0.33	(b)	1.47	(b)	0.21	(b)	63
21.57	3.17	28,743	1.85	(b)	(0.20	)(b)	1.97	(b)	(0.32	)(b)	63
21.59	3.27	6,445	1.85	(b)	(0.23	)(b)	1.97	(b)	(0.35	)(b)	63
21.65	30.86	236,440	0.85		0.78		0.97		0.66		63
21.62	6.30	8	1.35	(b)	0.63	(b)	1.43	(b)	0.51	(b)	63

The accompanying notes are an integral part of these financial statements.      47

 GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$28.55	$0.09	(c)	$(0.76)	$(0.67)	$(0.09)	$—	$(0.09)
2002 - Class B Shares	27.35	(0.12	) (c)	(0.73)	(0.85)	—	—	—
2002 - Class C Shares	27.38	(0.13	) (c)	(0.77)	(0.90)	—	—	—
2002 - Institutional Shares	28.98	0.21	(c)	(0.76)	(0.55)	(0.18)	—	(0.18)
2002 - Service Shares	28.43	0.05	(c)	(0.74)	(0.69)	(0.18)	—	(0.18)

2001 - Class A Shares	23.21	0.15	(c)	5.19	5.34	—	—	—
2001 - Class B Shares	22.40	(0.04	) (c)	4.99	4.95	—	—	—
2001 - Class C Shares	22.42	(0.04	) (c)	5.00	4.96	—	—	—
2001 - Institutional Shares	23.47	0.25	(c)	5.26	5.51	—	—	—
2001 - Service Shares	23.13	0.13	(c)	5.17	5.30	—	—	—

2000 - Class A Shares	19.80	0.01	(c)	3.40	3.41	—	—	—
2000 - Class B Shares	19.27	(0.13	) (c)	3.26	3.13	—	—	—
2000 - Class C Shares	19.28	(0.12	) (c)	3.26	3.14	—	—	—
2000 - Institutional Shares	19.95	0.10	(c)	3.42	3.52	—	—	—
2000 - Service Shares	19.76	0.01	(c)	3.36	3.37	—	—	—
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	18.51	(0.05)		1.34	1.29	—	—	—
1999 - Class B Shares	18.10	(0.12)		1.29	1.17	—	—	—
1999 - Class C Shares	18.12	(0.11)		1.27	1.16	—	—	—
1999 - Institutional Shares	18.62	—		1.33	1.33	—	—	—
1999 - Service Shares	18.50	(0.13)		1.39	1.26	—	—	—
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	24.05	(0.06)		(4.48)	(4.54)	—	(1.00)	(1.00)
1999 - Class B Shares	23.73	(0.21)		(4.42)	(4.63)	—	(1.00)	(1.00)
1999 - Class C Shares	23.73	(0.18)		(4.43)	(4.61)	—	(1.00)	(1.00)
1999 - Institutional Shares	24.09	0.03		(4.50)	(4.47)	—	(1.00)	(1.00)
1999 - Service Shares	24.05	(0.04)		(4.51)	(4.55)	—	(1.00)	(1.00)

1998 - Class A Shares	20.91	0.14		5.33	5.47	—	(2.33)	(2.33)
1998 - Class B Shares	20.80	(0.01)		5.27	5.26	—	(2.33)	(2.33)
1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)		1.43	1.37	—	(2.33)	(2.33)
1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03		1.48	1.51	—	(2.33)	(2.33)
1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)		1.48	1.47	—	(2.33)	(2.33)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

48     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$27.79	(2.34)%	$372,900	1.51%		0.32%		1.53%		0.30%		75%
26.50	(3.11)	76,494	2.26		(0.43)		2.28		(0.45)		75
26.48	(3.29)	46,416	2.26		(0.46)		2.28		(0.48)		75
28.25	(1.91)	90,177	1.11		0.71		1.13		0.69		75
27.56	(2.43)	3,326	1.61		0.17		1.63		0.15		75

28.55	23.01	244,860	1.50		0.59		1.60		0.49		93
27.35	22.10	48,939	2.25		(0.16)		2.35		(0.26)		93
27.38	22.07	18,140	2.25		(0.16)		2.35		(0.26)		93
28.98	23.48	46,211	1.10		0.97		1.20		0.87		93
28.43	22.91	1,006	1.60		0.47		1.70		0.37		93

23.21	17.22	157,791	1.50		0.07		1.57		—		75
22.40	16.24	29,199	2.25		(0.68)		2.32		(0.75)		75
22.42	16.34	8,428	2.25		(0.65)		2.32		(0.72)		75
23.47	17.64	26,445	1.10		0.49		1.17		0.42		75
23.13	17.05	83	1.60		0.03		1.67		(0.04)		75

19.80	6.97	210,500	1.50	(b)	(0.35	)(b)	1.61	(b)	(0.46	)(b)	47
19.27	6.46	37,386	2.25	(b)	(1.10	)(b)	2.36	(b)	(1.21	)(b)	47
19.28	6.40	8,079	2.25	(b)	(1.10	)(b)	2.36	(b)	(1.21	)(b)	47
19.95	7.14	27,023	1.10	(b)	0.05	(b)	1.21	(b)	(0.06	)(b)	47
19.76	6.81	57	1.60	(b)	(0.41	)(b)	1.71	(b)	(0.52	)(b)	47

18.51	(17.37)	261,661	1.50		(0.24)		1.74		(0.48)		98
18.10	(18.00)	42,879	2.25		(0.99)		2.29		(1.03)		98
18.12	(17.91)	8,212	2.25		(0.99)		2.29		(1.03)		98
18.62	(17.04)	15,351	1.13		0.13		1.17		0.09		98
18.50	(17.41)	261	1.62		(0.47)		1.66		(0.51)		98

24.05	26.17	370,246	1.54		(0.28)		1.76		(0.50)		85
23.73	25.29	42,677	2.29		(0.92)		2.29		(0.92)		85
23.73	5.51	5,604	2.09	(b)	(0.79	)(b)	2.09	(b)	(0.79	)(b)	85
24.09	6.08	14,626	1.16	(b)	0.27	(b)	1.16	(b)	0.27	(b)	85
24.05	5.91	2	1.45	(b)	(0.07	)(b)	1.45	(b)	(0.07	)(b)	85

The accompanying notes are an integral part of these financial statements.      49

 GOLDMAN SACHS VALUE EQUITY FUNDS

Report of Independent Accountants
To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Value Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund, Growth and Income Fund, Mid Cap Value Fund and Small Cap Value Fund (collectively “the Value Equity Funds”), portfolios of Goldman Sachs Trust at August 31, 2002, the results of each of their operations and the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the three most recent periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Value Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Value Equity Funds for the periods ended prior to August 31, 2000 were audited by other independent accountants whose reports dated October 8, 1999 expressed unqualified opinions thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2002

Trustees and Officers (Unaudited)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Ashok N. Bakhru Age: 60	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994- March 1996 and November 1998 to present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (since 1989); Member of Cornell University Council (since 1992); Trustee of the Walnut Street Theater (since 1992); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors-III and IV (since November 1998) and Equity- Limited Investors II (since April 2002); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).	65	None
Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Patrick T. Harker Age: 43	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000).	65	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Mary P. McPherson Age: 67	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978-1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986-1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988-1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).	65	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Wilma J. Smelcer Age: 53	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996-1997); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001).	65	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Richard P. Strubel Age: 63	Trustee	Since 1987	President, COO and Director, Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (1990-1999).	65	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (57 Portfolios).
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*David B. Ford Age: 56	Trustee	Since 1994	Advisory Director, Goldman Sachs (since December 2001); Director, Goldman Sachs Princeton, LLC (formerly, Commodities Corp. LLC) (futures and commodities traders) (April 1997-December 2001); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (November 1996-December 2001); Managing Director, Goldman Sachs Investment Management Division (November 1996-December 2001); Chief Executive Officer and Director, CIN Management (investment adviser) (August 1996-December 2001); Chief Executive Officer and Managing Director and Director, Goldman Sachs Asset Management International (November 1995 and December 1994, respectively to December 2001); Co-Head, GSAM (November 1995-December 2001); Co-Head and Director, Goldman Sachs Funds Management, L.P. (November 1995 and December 1994, respectively to December 2001); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (November 1994-December 2001).	65	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director — GSAM (since May 1999); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	65	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*Kaysie P. Uniacke Age: 41	Trustee & Assistant Secretary	Since 2001	Managing Director, GSAM (since 1997); and Vice President, Assistant Secretary and Senior Fund Manager, GSAM (1988 to 1997).	65	None
		Since 1997	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAMI or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) the date the Trustee attains the age of 72 years; or (d) the Trust terminates.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2002, the Trust consisted of 59 portfolios, including the Funds described in the Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age and Address	with the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 42	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999-October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992-December 1998).
President — Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies).
James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997-December 1999); and Vice President and General Manager, First Data Corporation-Investor Services Group (1994 to 1997).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
James A. McNamara 4900 Sears Tower Chicago, IL 60606 Age: 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/ Fund Accounting & Custody, Investors Bank & Trust Company (November 1993-July 1995).

Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).
Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2001	Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds Group, GSAM (November 1993-December 1997).
Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAMI or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Value Equity Funds — Tax Information (Unaudited)

     For the year ended August 31, 2002, 100% of the dividends paid from net investment company taxable income by the Large Cap Value, Growth and Income, Mid Cap Value, and Small Cap Value Funds, qualify for the dividends received deduction available to corporations.

     Pursuant to Section 852 of the Internal Revenue Code, Mid Cap Value Fund designated $12,356,908 as capital gain dividends paid during the year ended August 31, 2002.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **the Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $319 billion in assets under management as of June 30, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund
- CORE℠ Tax-Managed Equity Fund

Specialty Funds

- Internet Tollkeeper Fund℠
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund*
- Enhanced Income Fund

Money Market Funds[1]

[1] *An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.*

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

**Effective July 1, 2002, the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.*

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Patrick T. Harker
Mary Patterson McPherson
Alan A. Shuch
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

OFFICERS
Gary D. Black, *President*
James A. Fitzpatrick, *Vice President*
James A. McNamara, *Vice President*
John M. Perlowski, *Treasurer*
Howard B. Surloff, *Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Investors should read the Prospectus carefully before investing or sending money.

The Funds' foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Large Cap Value, Mid Cap Value and Small Cap Value Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds' returns consequently may be attributable to their investment in IPOs, which may have a magnified impact due to the Funds' small asset bases. As the Funds' assets grow, it is probable that the effect of the Funds' investment in IPOs on their total returns may not be as significant.

Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Goldman Sachs Small Cap Value Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2002 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2002 / 02-1880

VALUEAR / 94.4K / 10-02